Exhibit 4.4

EXECUTION VERSION

Dated 9 September 2010

AMENDED AND RESTATED

SHAREHOLDERS’ AGREEMENT

Youku.com Inc.

(a company incorporated in the Cayman Islands)

CONTENTS

1.	DEFINITIONS AND INTERPRETATION	13
2.	RIGHTS OF FIRST REFUSAL; CO-SALE RIGHTS AND OTHER TRANSFER RESTRICTIONS	19
3.	DRAG ALONG RIGHTS	25
4	REGISTRATION RIGHTS	26
5.	PRE-EMPTIVE RIGHT	40
6.	INFORMATION RIGHTS	41
7.	CONVERSION RIGHTS	42
8.	DIVIDEND RIGHTS	42
9.	LIQUIDATION RIGHTS	42
10.	BOARD; VOTING RIGHTS	42
11.	EQUITY CONTROL AND SERVICE AGREEMENTS	45
12.	MISCELLANEOUS	45

Amended and Restated Shareholders’ Agreement

THIS AGREEMENT (this “Agreement”) is made 9 September 2010.

BY AND AMONG:

1.

Youku.com Inc., a Cayman Islands exempted company organized and existing under the laws of the Cayman Islands, with its registered office at Scotia Centre, 4th Floor, P.O. Box 2804, George Town, Grand Cayman, Cayman Islands (the “Company”);

2.	1Look Holdings Ltd., a British Virgin Islands company organized and existing under the laws of the British Virgin Islands, with its registered office at P.O. box 957 Offshore Incorporations Center, Road Town, Tortola, British Virgin Islands (“Founder” or “Ordinary Shareholder”);

3.	Farallon Capital Partners, L.P., a limited partnership organized and existing under the laws of the State of California, with its registered office at One Maritime Plaza, Suite 2100, San Francisco, CA 94111;

4.	Farallon Capital Institutional Partners, L.P., a limited partnership organized and existing under the laws of the State of California, with its registered office at One Maritime Plaza, Suite 2100, San Francisco, CA 94111;

5.	Farallon Capital Institutional Partners II, L.P., a limited partnership organized and existing under the laws of the State of California, with its registered office at One Maritime Plaza, Suite 2100, San Francisco, CA 94111;

6.	Farallon Capital Institutional Partners III, L.P., a limited partnership organized and existing under the laws of the State of Delaware, with its registered office at One Maritime Plaza, Suite 2100, San Francisco, CA 94111;

7.	Farallon Capital Offshore Investors II, L.P., a limited partnership organized and existing under the laws of the Cayman Islands, with its registered office at Harbour Centre, P.O. Box 896, George Town, Grand Cayman, Cayman Islands;

8.	Chengwei Partners, L.P., a limited partnership organized and existing under the laws of the Cayman Islands, with its registered office at M&C Corporate Services Limited, PO Box 309 GT, Ugland House, Grand Cayman, Cayman Islands;

9.	Chengwei Ventures Evergreen Fund, L.P., a limited partnership organized and existing under the laws of the Cayman Islands, with its registered office at M&C Corporate Services Limited, PO Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands;

10.	Chengwei Ventures Evergreen Advisors Fund, LLC, a company organized and existing under the laws of the Cayman Islands, with its registered office at M&C Corporate Services Limited, PO Box 309 GT, Ugland House, South Church Street, George Town Grand Cayman, Cayman Islands;

Persons named in items 3-10 above are hereinafter collectively referred to as the “Series A Shareholders” or individually as “Series A Shareholder”;

11.	Chengwei Partners, L.P., a limited partnership organized and existing under the laws of the Cayman Islands, with its registered office at M&C Corporate Services Limited, PO Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands;

12.	Chengwei Ventures Evergreen Fund, L.P., a limited partnership organized and existing under the laws of Cayman Islands, with its registered office at M&C Corporate Services Limited, PO Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands;

13.	Chengwei Ventures Evergreen Advisors Fund, LLC, a company organized and existing under the laws of Cayman Islands, with its registered office at M&C Corporate Services Limited, PO Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands; (items 11-13 collectively may hereinafter be referred to as “Chengwei Ventures”);

14.	Farallon Capital Partners, L.P., a limited partnership organized and existing under the laws of the State of California, with its registered office at One Maritime Plaza, Suite 2100, San Francisco, CA 94111;

15.	Farallon Capital Institutional Partners, L.P., a limited partnership organized and existing under the laws of the State of California, with its registered office at One Maritime Plaza, Suite 2100, San Francisco, CA 94111;

16.	Farallon Capital Institutional Partners II, L.P., a limited partnership organized and existing under the laws of the State of California, with its registered office at One Maritime Plaza, Suite 2100, San Francisco, CA 94111;

17.	Farallon Capital Institutional Partners III, L.P., a limited partnership organized and existing under the laws of the State of Delaware, with its registered office at One Maritime Plaza, Suite 2100, San Francisco, CA 94111;

18.	Farallon Capital Offshore Investors II, L.P., a limited partnership organized and existing under the laws of the Cayman Islands, with its registered office at Harbour Centre, P.O. Box 896, George Town, Grand Cayman, Cayman Islands (items 14-18 collectively may hereinafter be referred to as “Farallon”);

19.	Sutter Hill Ventures, a private limited partnership organized and existing under the laws of the State of California, with its registered office at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005;

20.	David L. Anderson, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 057612082;

21.	Anvest, L.P., a private limited partnership organized and existing under the laws of the State of California, with its registered office at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005;

22.	G. Leonard Baker Jr., a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 056873999;

23.	Saunders Holdings, L.P., a private limited partnership organized and existing under the laws of the State of California, with its registered office at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005;

24.	William H. Younger, Jr., a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 157510588;

25.	Lauren L. Younger, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 208378624;

26.	Tench Coxe, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 200001689;

27.	Gregory P. Sands, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 055098871;

28.	James C. Gaither, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 207193346;

29.	James N. White, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 054344007;

30.	Jeffrey W. Bird, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 054819689;

31.	David E. Sweet, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 155995834;

32.	Sherryl W. Casella, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 217145909;

33.	Lynne B. Graw, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 207372928;

34.	Diane J. Naar, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 203362073;

35.	Patricia Tom, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 203142939;

36.	Robert Yin, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 212909282;

37.	The Board of Trustees of the Leland Stanford Junior University (DAPER1), a trust with corporate powers incorporated under the laws of the State of California, with its registered address at 2770 Sand Hill Road, Menlo Park, CA 94025;

38.	The Board of Trustees of the Leland Stanford Junior University (SBST), a trust with corporate powers incorporated under the laws of the State of California, with its registered address at 2770 Sand Hill Road, Menlo Park, CA 94025; (items 36 and 37 may hereinafter be referred to as “Leland Stanford”);

Persons named in items 11-38 above are hereinafter referred to collectively as the “Series B Shareholders” and individually as “Series B Shareholder”;

39.	Brookside Capital Partners Fund, L.P. (“Brookside”);

40.	Jaewoong Lee, a citizen of the Republic of Korea, domiciled at B-2301 Heights Park, 632 Shinsa-dong, Gangnam-gu, Seoul, 135, Korea, with a passport number of KN0747385;

41.	Sutter Hill Ventures, a private limited partnership organized and existing under the laws of the State of California, with its registered office at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005;

42.	David L. Anderson, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 057612082;

43.	Anvest, L.P., a private limited partnership organized and existing under the laws of the State of California, with its registered office at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005;

44.	G. Leonard Baker Jr., a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 056873999;

45.	Saunders Holdings, L.P., a private limited partnership organized and existing under the laws of the State of California, with its registered office at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005;

46.	William H. Younger, Jr., a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 157510588;

47.	Lauren L. Younger, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 208378624;

48.	Tench Coxe, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 200001689;

49.	Gregory P. Sands, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 055098871;

50.	James C. Gaither, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 207193346;

51.	James N. White, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 054344007;

52.	Jeffrey W. Bird, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 054819689;

53.	David E. Sweet, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 155995834;

54.	Sherryl W. Casella, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 217145909;

55.	Lynne B. Graw, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 207372928;

56.	Diane J. Naar, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 203362073;

57.	Patricia Tom, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 203142939;

58.	Robert Yin, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 212909282;

59.	Yovest, L.P., a private limited partnership organized and existing under the laws of the State of California, with its registered office at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005;

60.	Andrew T. Sheehan, a citizen of the United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 220308528;

61.	Yu-Ying Chiu Chen, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 213784828;

Leland Stanford, Farallon, Chengwei Ventures and the Persons named in items 39-61 above are hereinafter referred to collectively as the “Series C Shareholders” and individually as “Series C Shareholder”;

62.	Maverick Fund Private Investments, Ltd., an exempted company organized and existing under the laws of the Cayman Islands, with its registered office at P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands (“Maverick Fund”);

63.	Maverick USA II, Corp., a corporation organized and existing under the laws of the State of Delaware, with its registered office at 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801 (“Maverick Fund USA”);

64.	Maverick II Holdings, Ltd., an exempted company organized and existing under the laws of the Cayman Islands, with its registered office at P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands (“Fund II” and, together with Maverick Fund and Maverick Fund USA, “Maverick”);

65.	Venture Lending & Leasing IV, LLC, a limited liability company organized and existing under the laws of the State of Delaware, with its registered office at 2010 N. First Street, Suite 310, San Jose, CA 95131;

66.	Venture Lending & Leasing V, LLC, a limited liability company organized and existing under the laws of the State of Delaware, with its registered office at 2010 N. First Street, Suite 310, San Jose, CA 95131;

67.	Gregory P. Arrese, a citizen of the United States of America, domiciled at 53 Old Roaring Brook Rd., Mount Kisco, NY 10549, with a passport number of 203101591;

68.	Steven D. Abbott, a citizen of the United States of America, domiciled at 78 Trinidad Drive, Tiburon, CA 94920, with a passport number of 435930040;

69.	Garry Edward Menzel, a citizen of the United Kingdom, domiciled at 82 Trinidad Drive, Tiburon, CA 94920, with a passport number of 705096646;

70.	Sutter Hill Ventures, a private limited partnership organized and existing under the laws of the State of California, with its registered office at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005;

71.	David L. Anderson, a citizen of United States of America, domiciled at755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, United States of America, and his passport number 057612082;

72.	G. Leonard Baker Jr., a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 056873999;

73.	Saunders Holdings, L.P., a private limited partnership organized and existing under the laws of the State of California, with its registered office at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005;

74.	Yovest, L.P., a private limited partnership organized and existing under the laws of the State of California, with its registered office at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005;

75.	Tench Coxe, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 200001689;

76.	Gregory P. Sands, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 055098871;

77.	James C. Gaither, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 207193346;

78.	James N. White, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 054344007;

79.	Jeffrey W. Bird, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 054819689;

80.	Andrew T. Sheehan, a citizen of the United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 220308528;

81.	David E. Sweet, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 155995834;

82.	Sherryl W. Casella, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 217145909;

83.	Lynne B. Graw, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 207372928;

84.	Diane J. Naar, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 203362073;

85.	Yu-Ying Chiu Chen, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 213784828;

86.	Patricia Tom, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 203142939;

87.	Robert Yin, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 212909282;

Brookside, Leland Stanford, Farallon, Chengwei Ventures, Maverick and the Persons named in items 62-87 above are hereinafter referred to collectively as the “Series D Shareholders” and individually as “Series D Shareholder”;

88.	Sutter Hill Ventures, a private limited partnership organized and existing under the laws of the State of California, with its registered office at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005;

89.	Anvest, L.P., a private limited partnership organized and existing under the laws of the State of California, with its registered office at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005;

90.	Saunders Holdings, L.P., a private limited partnership organized and existing under the laws of California, with its registered office at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, United States of America;

91.	Rooster Partners, LP, a private limited partnership organized and existing under the laws of the State of California, with its registered office at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005;

92.	Gregory P. Sands, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 055098871;

93.	James N. White, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 054344007;

94.	Jeffrey W. Bird, a citizen of United States of America, domiciled at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 054819689;

95.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson. Wells Fargo Bank, N.A. is the trustee of SHV Profit Sharing Plan, an employer sponsored retirement plan. David L. Anderson, a citizen of the United States of America, with a mailing address at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 057612082, is a plan participant;

96.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO G. Leonard Baker, Jr. Wells Fargo Bank, N.A. is the trustee of SHV Profit Sharing Plan, an employer sponsored retirement plan. G. Leonard Baker, Jr., a citizen of the United States of America, with a mailing address at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 056873999, is a plan participant;

97.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO William H. Younger, Jr. Wells Fargo Bank, N.A. is the trustee of SHV Profit Sharing Plan, an employer sponsored retirement plan. William H. Younger, Jr., a citizen of the United States of America, with a mailing address at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 432788433, is a plan participant;

98.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe. Wells Fargo Bank, N.A. is the trustee of SHV Profit Sharing Plan, an employer sponsored retirement plan. Tench Coxe, a citizen of the United States of America, with a mailing address at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 448591979, is a plan participant;

99.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Andrew T. Sheehan. Wells Fargo Bank, N.A. is the trustee of SHV Profit Sharing Plan, an employer sponsored retirement plan. Andrew T. Sheehan, a citizen of the United States of America, with a mailing address at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 220308528, is a plan participant;

100.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet (Rollover). Wells Fargo Bank, N.A. is the trustee of SHV Profit Sharing Plan, an employer sponsored retirement plan. David E. Sweet, a citizen of the United States of America, with a mailing address at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 221409204, is a plan participant;

101.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sherryl W. Casella. Wells Fargo Bank, N.A. is the trustee of SHV Profit Sharing Plan, an employer sponsored retirement plan. Sherryl W. Casella, a citizen of the United States of America, with a mailing address at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 217145909, is a plan participant;

102.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne B. Graw. Wells Fargo Bank, N.A. is the trustee of SHV Profit Sharing Plan, an employer sponsored retirement plan. Lynne B. Graw, a citizen of the United States of America, with a mailing address at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 427968686, is a plan participant;

103.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Diane J. Naar. Wells Fargo Bank, N.A. is the trustee of SHV Profit Sharing Plan, an employer sponsored retirement plan. Diane J. Naar, a citizen of the United States of America, with a mailing address at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 203362073, is a plan participant;

104.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Yu-Ying Chen. Wells Fargo Bank, N.A. is the trustee of SHV Profit Sharing Plan, an employer sponsored retirement plan. Yu-Ying Chen, a citizen of the United States of America, with a mailing address at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 213784826, is a plan participant;

105.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Rollover). Wells Fargo Bank, N.A. is the trustee of SHV Profit Sharing Plan, an employer sponsored retirement plan. Patricia Tom, a citizen of the United States of America, with a mailing address at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 203142939, is a plan participant;

106.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Robert Yin. Wells Fargo Bank, N.A. is the trustee of SHV Profit Sharing Plan, an employer sponsored retirement plan. Robert Yin, a citizen of the United States of America, with a mailing address at 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304-1005, with a passport number of 212909282, is a plan participant.

Brookside, Chengwei Ventures, Maverick Fund, Maverick Fund USA, Leland Stanford and the Persons named in items 88-106 above are hereinafter referred to collectively as the “Series E Shareholders” and individually as “Series E Shareholder”;

107.	T. Rowe Price New Horizons Fund, Inc., a registered investment company with its registered office at 100 East Pratt Street, Baltimore, Maryland 21202;

108.	T. Rowe Price New Horizons Trust, a registered investment company with its registered office at 100 East Pratt Street, Baltimore, Maryland 21202;

109.	T. Rowe Price U.S. Equities Trust, a common trust fund with its registered office at 100 East Pratt Street, Baltimore, Maryland 21202;

110.	T. Rowe Price Global Technology Fund, Inc., a registered investment company with its registered office at 100 East Pratt Street, Baltimore, Maryland 21202;

111.	T. Rowe Price Science & Technology Fund, Inc., a registered investment company with its registered office at 100 East Pratt Street, Baltimore, Maryland 21202;

112.	TD Mutual Funds – TD Science & Technology Fund, a registered investment company whose subadvisor is T. Rowe Price Associates, Inc., with its registered office at 100 East Pratt Street, Baltimore, Maryland 21202;

113.	VALIC Company I – Science & Technology Fund, a registered investment company whose subadvisor is T. Rowe Price Associates, Inc., with its registered office at 100 East Pratt Street, Baltimore, Maryland 21202;

114.	John Hancock Trust – Science & Technology Trust, a registered investment company whose subadvisor is T. Rowe Price Associates, Inc., with its registered office at T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202;

115.	MORGAN STANLEY INVESTMENT MANAGEMENT SMALL COMPANY GROWTH TRUST, a Group Trust created under the laws of the Commonwealth of Massachusetts to hold funds of qualified employee benefit plans and certain government plans, with a mailing address of: c/o Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, New York 10036;

116.	MORGAN STANLEY INSTITUTIONAL FUND, INC. – SMALL COMPANY GROWTH PORTFOLIO, a portfolio of Morgan Stanley Institutional Fund, Inc., a U.S. registered open-end investment company, established as a Maryland corporation, with its registered office at 522 Fifth Avenue, New York, New York 10036;

117.	THE UNIVERSAL INSTITUTIONAL FUNDS, INC. – SMALL COMPANY GROWTH PORTFOLIO, a portfolio of The Universal Institutional Funds, Inc., a U.S. registered open-end investment company, established as a Maryland corporation, with its registered office at 522 Fifth Avenue, New York, New York 10036;

118.	NATIONWIDE VARIABLE INSURANCE TRUST – NVIT MULTI-MANAGER SMALL COMPANY FUND a portfolio of Nationwide Variable Insurance Trust, a U.S. registered open-end investment company, established as a Delaware Statutory Trust, with a mailing address of: c/o Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, New York 10036;

119.	TRANSAMERICA FUNDS – TRANSAMERICA MORGAN STANLEY SMALL COMPANY GROWTH, a portfolio of Transamerica Funds, a U.S. registered open-end investment company, established as a Delaware Statutory Trust, with a mailing address of: c/o Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, New York 10036;

120.	BELL ATLANTIC MASTER TRUST, a Master Pension Trust established as a medium for the commingled investment and administration of certain assets of certain defined benefit, defined contribution and tax qualified plans established by Bell Atlantic and certain predecessor entities and/or their affiliates, with a mailing address of: c/o Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, New York 10036;

121.	MORGAN STANLEY INSTITUTIONAL FUND, INC. – INTERNATIONAL OPPORTUNITY PORTFOLIO, a portfolio of Morgan Stanley Institutional Fund, Inc., a U.S. registered open-end investment company, established as a Maryland corporation, with its registered office at 522 Fifth Avenue, New York, New York 10036;

122.	MORGAN STANLEY INSTITUTIONAL FUND, INC. – GLOBAL GROWTH PORTFOLIO, a portfolio of Morgan Stanley Institutional Fund, Inc., a U.S. registered open-end investment company, established as a Maryland corporation, with its registered office at 522 Fifth Avenue, New York, New York 10036.

Farallon, Chengwei Ventures, Brookside, Maverick Fund USA and the Persons named in items 107-122 above are hereinafter referred to collectively as the “Series F Shareholders” and individually as “Series F Shareholder”;

Persons named in items 3-122 above are hereinafter referred to collectively as the “Preferred Shareholders” and individually as “Preferred Shareholder”; and

The Company, the Founder, the Preferred Shareholders may hereinafter, as appropriate, collectively be referred to as the “Parties” and individually referred to as a “Party”.

WHEREAS,

A.	The Series A Shareholders own 82,500,000 Series A convertible preferred shares, at the par value of US$0.00001 per share (“Series A Preferred Shares”). The Series B Shareholders own 165,825,000 class B-1 preferred shares, at the par value of US$0.00001 per share (“Series B-1 Preferred Shares”) and 112,875,000 class B-2 preferred shares at the par value of US$0.00001 per share (“Series B-2 Preferred Shares” together with Series B-1 Preferred Shares are hereinafter referred to as “Series B Preferred Shares”). The Series C Shareholders own 308,770,154 Series C Preferred Shares, and Venture Lending & Leasing IV, LLC and Venture Lending & Leasing V, LLC own a warrant to purchase up to 8,523,082 Series C preferred shares, at the par value of US$0.00001 per share (“Series C Preferred Shares”). The Series D Shareholders own 209,737,212 Series D preferred shares, at the par value of US$0.00001 per share (“Series D Preferred Shares”). The Series E Shareholders own 209,849,890 Series E preferred shares, and Venture Lending & Leasing V, LLC and Venture Lending & Leasing VI, LLC own a warrant to purchase up to 3,929,774 Series E preferred shares, at the par value of US$0.00001 per share (“Series E Preferred Shares”). The Series F Shareholders own 100,465,709 Series F preferred shares, at the par value of US$0.00001 per share (“Series F Preferred Shares”).

B.	The Company, the Founder, the Series A Shareholders and the Series B Shareholders entered into a shareholders’ agreement dated as of 11 December 2006 (“December 2006 Shareholders’ Agreement”).

C.	The Company, the Founder, the Series A Shareholders, the Series B Shareholders and the Series C Shareholders entered into a shareholders’ agreement dated as of 20 November 2007, which terminated, superseded, and replaced in its entirety the December 2006 Shareholders’ Agreement (“November 2007 Shareholders’ Agreement”).

D.	The Company, the Founder, the Series A Shareholders, the Series B Shareholders, the Series C Shareholders and the Series D Shareholders entered into a shareholders’ agreement dated as of 20 June 2008, which terminated, superseded, and replaced in its entirety the November 2007 Shareholders’ Agreement (“June 2008 Shareholders’ Agreement”).

E.	The Company, the Founder, the Series A Shareholders, the Series B Shareholders, the Series C Shareholders, the Series D Shareholders and the Series E Shareholders entered into a shareholders’ agreement dated as of 25 November 2009, which terminated, superseded, and replaced in its entirety the June 2008 Shareholders’ Agreement (“Prior Shareholders’ Agreement”).

F.	In connection with the closing of the Share Purchase Agreement of even date hereof by and among the Company, the Founder, and the Series F Shareholders, the Parties hereto desire to enter into this Agreement to terminate, supersede and replace in its entirety the Prior Shareholders’ Agreement, and to waive any and all rights, preferences, privileges and restrictions contemplated thereunder. The Shareholders have agreed, inter alia, to make certain provisions for the governance, management and operations of the Company and for the rights and obligations between and among the Shareholders of the Company, upon the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises and covenants set forth herein and other good and valuable consideration, the Parties hereto hereby agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions.

“Affiliate”	with regard to a given Person, means a Person that controls, is controlled by or is under common control with the given Person. For purposes of this Agreement, except as otherwise expressly provided, when used with respect to any Person, “control” means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “affiliated”, “controlling” and “controlled” have meanings correlative to the foregoing;

“Applicable Securities Law”	means (i) with respect to any offering of securities in the United States, or any other act or omission within that jurisdiction, the securities law of the United States, as amended from time to time, including the Securities Exchange Act of 1934, as amended, and the Securities Act, and any applicable law of any State of the United States, and (ii) with respect to any offering of securities in any jurisdiction other than the United States, or any related act or omission in that jurisdiction, the applicable laws of that jurisdiction;

“Board of Directors”	means the board of directors of the Company;

“Brookside”	has the meaning as set forth in the recitals;

“Business Day”	means a Business Day (other than a Saturday or Sunday) on which licensed banks are generally open in the PRC for general banking business;

“Chengwei Ventures”	has the meaning as set in the recitals;

“Commission”	means (i) with respect to any offering of securities in the United States, the Securities and Exchange Commission of the United States or any other federal agency at the time administering the Securities Act, and (ii) with respect to any offering of securities in a jurisdiction other than the United States, the regulatory body of the jurisdiction with authority to supervise and regulate the sale of securities in that jurisdiction;

“Company”	has the meaning set forth in the recitals;

“Director(s)”	means the director(s) of the Board of Directors;

“Equity Control and Service Agreements”	means the equity control and service agreements attached hereto as Exhibit A.

“Equity Securities”	means any Ordinary Shares or Ordinary Share Equivalents;

“Farallon”	has the meaning as set forth in the recitals;

“HKIAC”	means Hong Kong International Arbitration Centre;

“Holder(s)”	means holder(s) of the Preferred Shares, i.e. persons registered in the Company’s register of members as the holder of Preferred Shares, and a permitted transferee and assignee of any Holder(s) or the holder(s) of the beneficial interest of the Preferred Shares;

“Initiating Holder”	means, with respect to a request duly made under Section 4.1 or Section 4.2 to register any Registrable Securities, the Holder initiating such request;

“Issuance Notice”	has the meaning set forth in Section 5.1;

“Leland Stanford”	has the meaning as set forth in the recitals;

“Maverick”	has the meaning set forth in the recitals;

“Morgan Stanley”	means Morgan Stanley Investment Management Inc.

“Morgan Stanley Holder”	means a Holder that holds its Preferred Shares through a Morgan Stanley discretionary client account;

“New M&AA”	means the Amended and Restated Memorandum and Articles of Association of the Company attached as Exhibit 2 to the Share Purchase Agreement;

“New Securities”	shall mean any Equity Securities issued in the capital of the Company after the date of this Agreement; provided that the term “New Securities” does not include (a) any restricted stock and options to purchase up to 140,441,231 Ordinary Shares which may be issued pursuant to the ESOP; (b) any securities issued in connection with any share dividend, subdivision, combination or reclassification of capital stock; (c) any securities issued upon exercise, conversion or exchange of any Preferred Shares then outstanding; (d) any securities issued in connection with an acquisition, approved by the Board of Directors (including the affirmative vote of no less than two (2) Directors nominated by the Preferred Shareholders), by the Company or any of its Subsidiaries; (e) securities issued in connection with the warrants issued to Venture Lending & Leasing IV, LLC and Venture Lending & Leasing V, LLC for the purchase of up to 8,523,082 Series C Preferred Shares, or in connection with warrants issued to Venture Lending & Leasing V, LLC and Venture Lending & Leasing VI, LLC for the purchase of up to 3,929,774 series E Preferred Shares; (f) Ordinary Shares issued in a Qualified Public Offering, and (g) capital shares of the Company issued in connection with a strategic partnership or joint venture that has been approved by the Board of Directors (including the affirmative vote of no less than two (2) Directors nominated by the Preferred Shareholders) and is not a private equity, venture capital or similar financing.

“Ordinary Shares”	means the Ordinary Shares of a par value of US$0.00001 each in the share capital of the Company;

“Ordinary Shareholder”	means a holder of Ordinary Shares;

“Ordinary Share Equivalents”	means warrants, options and rights directly or indirectly exercisable for Ordinary Shares and instruments, including without limitation the Preferred Shares, directly or indirectly convertible or exchangeable for Ordinary Shares;

“Original Issue Price”	means US$0.05 for the Series A Preferred Shares, US$0.03636364 for the Series B-1 Preferred Shares, US$0.05333333 for the Series B-2 Preferred Shares, US$0.081128308 for the Series C Preferred Shares, US$0.143036134 for the Series D Preferred Shares, US$0.190850707 for the Series E Preferred Shares and US$0.49768225 for the Series F Preferred Shares; or the aggregate amount of issue price based on such price per share, where context requires and where applicable;

“Person”	means any individual, person corporate, corporation, partnership, limited partnership, proprietorship, association, limited liability company, firm, trust, estate or enterprise or entity;

“PRC”	means the People’s Republic of China, for the purpose of this Agreement, excluding the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan;

“Preferred Shares”	means the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares, the Series D Preferred Shares, the Series E Preferred Shares and the Series F Preferred Shares;

“Preferred Shareholder”	shall have the meaning set forth in the recitals;

“Prior Shareholders’ Agreement”	shall have the meaning set forth in the recitals;

“Qualified Public Offering”	shall have the meaning ascribed to such term in the New M&AA;

“Registrable Securities”	means (i) the Preferred Shares, (ii) the Ordinary Shares directly or indirectly issuable or issued upon conversion of the Preferred Shares, (iii) any Equity Securities of the Company directly or indirectly issued as (or issuable upon the conversion, exchange or exercise of any Ordinary Share Equivalent) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) and (ii) and (iv) any other Ordinary Shares held by the Holders, excluding in all cases, however, any Registrable Securities sold by a Person in a transaction other than an assignment pursuant to Section 4.5(5);

“Registration”	means a registration effected by preparing and filing a Registration Statement and the declaration or ordering of the effectiveness of that Registration Statement; and the terms “Register” and “Registered” have meanings concomitant with the foregoing;

“Registration Statement”	means a registration statement prepared on Form F-1 or F-3 under the Securities Act, or on any comparable form in connection with registration in a jurisdiction other than the United States;

“Sale Transaction”	shall have the meaning ascribed to such term in the New M&AA;

“Sale Transaction Notice”	shall have the meaning set forth in Section 3.1;

“Securities”	means shares, equity interests, debentures, stocks, bonds, notes, units, warrants, options, derivative instruments or any other instrument of whatsoever nature which may be converted into and/or give rise to any rights in respect of or relating to shares or any equity interest or any other interests or securities, in or of the Company (or, where applicable, the holding company of the Company);

“Securities Act”	means the United States Securities Act of 1933, as amended;

“Selling Expenses”	means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement;

“Selling Shareholder”	has the meaning set forth in Section 2.1(3);

“Series A Preferred Share(s)”	has the meaning as set forth in the recitals;

“Series B Preferred Share(s)”	has the meaning as set forth in the recitals;

“Series B-1 Preferred Share(s)”	has the meaning as set forth in the recitals;

“Series B-2 Preferred Share(s)”	has the meaning as set forth in the recitals;

“Series C Preferred Share(s)”	has the meaning as set forth in the recitals;

“Series D Preferred Share(s)”	has the meaning as set forth in the recitals;

“Series E Preferred Share(s)”	has the meaning as set forth in the recitals;

“Series F Preferred Share(s)”	has the meaning as set forth in the recitals;

“Shares”	means any share(s) of the Company;

“Share Offered by Transferor”	has the meaning set forth in Section 2.1(2);

“Share Purchase Agreement”	means the Share Purchase Agreement, dated the same date hereof among the Company and the Series F Investors (as defined therein);

“Shareholder(s)”	means a holder of Share(s) of the Company from time to time, for the avoidance of doubt, excluding the Morgan Stanley Holders and the T. Rowe Price Holders but including those Persons holding beneficial title to those Series F Preferred Shares the legal title of which is held in the name of the Morgan Stanley Holders and the T. Rowe Price Holders;

“Subsidiaries”	with respect to any person that is not an individual, any corporation, partnership, or other entity controlled by such person (and each a “Subsidiary”);

“Sutter Hill”	means the Persons named in items 19-36, items 59-61, item 91 and items 95-106 of the Recitals;

“T. Rowe Price”	means T. Rowe Price Associates, Inc., a registered investment advisor;

“T. Rowe Price Holder”	means a Holder who holds its Preferred Shares in an investment account for which T. Rowe Price is the investment advisor;

“Transfer”	has the meaning set forth in Section 2.1(2)(a);

“Transfer Notice”	has the meaning set forth in Section 2.1(2);

“Transferor”	has the meaning set forth in Section 2.1(2);

“US and United States”	means the United States of America;

“US GAAP”	means generally accepted accounting principles in the United States;

“United States Dollars” and “US$”	means the lawful currency of the US; and

“Violation”	has the meaning set forth in Section 4.4(1)(a).

1.2	Interpretation. For all purposes of this Agreement, except as otherwise expressly provided:

(i)	the terms defined in this Section 1 shall have the meanings assigned to them in this Section 1 and include the plural as well as the singular;

(ii)	references to a Shareholder shall include references to his successors or permitted assignees;

(iii)	all accounting terms not otherwise defined herein have the meanings assigned under US GAAP;

(iv)	all references in this Agreement to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Agreement;

(v)	pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms;

(vi)	the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision; and

(vii)	all references in this Agreement to designated Schedules, Exhibits and Annexes are to the Schedules, Exhibits and Annexes attached to this Agreement unless explicitly stated otherwise.

2.	RIGHTS OF FIRST REFUSAL; CO-SALE RIGHTS AND OTHER TRANSFER RESTRICTIONS

2.1	Rights of First Refusal and Co-Sale Rights for Shareholders.

(1)	Prohibition on Transfer of Shares by Shareholders. No Shareholder shall sell, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of in any way, all or any part of or any interest in the Shares now or hereafter owned or acquired by such Shareholder except: (i) in accordance with this Section 2.1, (ii) as required under a limited partnership agreement where all or any part of or any interest in the Shares is distributed to the limited partners of a partnership, (iii) to an Affiliate of a Holder, or (iv) to and among family members of a Holder and entities (including trusts, partnerships and limited liability companies) established for the benefit of an individual Holder or his or her family members, provided that, the transferee thereof shall agree in writing in form reasonably acceptable to the Company to be bound by the terms of this Agreement. Any sale, assignment, transfer, pledge, hypothecation or other encumbrance or disposition of Shares not made in conformity with this Agreement shall be null and void, shall not be recorded on the register of members of the Company and shall not be recognized by the Company.

(2)	Right of First Refusal for other Shareholders.

(a)	Transfer Notice from Transferor. If at any time prior to a Qualified Public Offering, a Shareholder (a “Transferor”) proposes to transfer any Shares to one or more third parties pursuant to an understanding with such third parties (a “Transfer”), then the Transferor shall give other Shareholders a written notice of the Transferor’s intention to make the Transfer (the “Transfer Notice”), which shall include a description of: (i) number of the Shares to be transferred (“Shares Offered by Transferor”); (ii) the identity of the prospective transferee; (iii) the consideration and the material terms and conditions upon which the proposed Transfer is to be made; and (iv) such other documents necessary to transfer legal and beneficial ownership of the said Shares. The Transfer Notice shall certify that the Transferor has received a firm offer from the prospective transferee and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer and a brief description of the Shareholder’s rights of first refusal and co-sale rights with respect to the proposed Transfer.

(b)	Other Shareholders’ Option.

(i)	Each of the other Shareholders shall have an option for a period of fifteen (15) Business Days from its receipt of the Transfer Notice to elect (each Shareholder making such election, an “Electing Shareholder”), exercisable upon written notice to Transferor, to purchase up to that portion of the Shares Offered by Transferor equal to the fraction (A) the numerator of which is the number of Ordinary Shares directly or indirectly issued or issuable upon conversion of the Preferred Shares or upon conversion, exercise or exchange of any warrant, option, or other right of any kind convertible into or exercisable or exchangeable for Ordinary Shares owned by such Electing Shareholder at the time of the Transfer Notice and (B) the denominator of which is the total number of Ordinary Shares directly or indirectly issued or issuable upon conversion of the Preferred Shares or upon conversion, exercise or exchange of any warrant, option, or other right of any kind convertible into or exercisable or exchangeable for Ordinary Shares owned by all Electing Shareholders at the time of the Transfer Notice (the “Refusal Pro Rata Share”), at the same price and subject to the same material terms and conditions as described in the Transfer Notice.

(ii)	In the event that not all of the Shareholders elect to purchase their pro rata portion of the Shares Offered by Transferor available pursuant to their rights under Section 2(b)(i) within the time period set forth therein, then Transferor shall promptly give written notice to each of the Electing Shareholders (the “Overallotment Notice”), which shall set forth the number of Shares Offered by Transferor not purchased by the other Shareholders, and shall offer such Electing Shareholders the right to acquire such unsubscribed shares. Each Electing Shareholders shall have five (5) Business Days after receipt of the Overallotment Notice to deliver a written notice to Transferor (the “Electing Shareholders Overallotment Notice”) indicating the number of unsubscribed shares that such Electing Shareholder desires to purchase, and each such Electing Shareholder shall be entitled to purchase such number of unsubscribed shares on the same terms and conditions as set forth in the Transfer Notice. In the event that the Electing Shareholders desire, in the aggregate, to purchase in excess of the total number of available unsubscribed shares, then the number of unsubscribed shares that each Electing Shareholder may purchase shall be reduced on a pro rata basis.

(iii)	Each Electing Shareholder shall be entitled to apportion Shares Offered by Transferor to be purchased among its partners and Affiliates, provided that such Electing Shareholder notifies the Transferor of such allocation.

(iv)	Payment for the Shares purchased by the Electing Shareholders shall be by check or wire transfer, against delivery of the register of members recording the transferred Shares Offered by the Transferor to be purchased at a place agreed by the parties and at the time of the scheduled closing therefor, which shall be no later than forty-five (45) Business Days after receipt of the Transfer Notice or the Overallotment Notice, if applicable, unless the Transfer Notice contemplated a later closing with the prospective third party transferee or unless the value of the purchase price has not yet been established pursuant to Section 2.1(2)(c), and at such time, Transferor shall deliver to the Electing Shareholders the certificates representing the Shares Offered by Transferor to be purchased by the Electing Shareholders, each certificate to be properly endorsed for transfer.

(c)	Valuation of Property.

(i)	Should the purchase price specified in the Transfer Notice be payable in property other than cash or evidences of indebtedness, the Electing Shareholders shall have the right to pay the purchase price in the form of cash equal in amount to the fair market value of such property.

(ii)	If the Transferor and the Electing Shareholders cannot agree on such cash value within ten (10) Business Days after the Shareholders’ receipt of the Transfer Notice, the valuation shall be made by an appraiser of recognized standing selected by the Transferor and a majority in interest of the Electing Shareholders or, if they cannot agree on an appraiser within twenty (20) Business Days after the Shareholders’ receipt of the Transfer Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Transferor and the Electing Shareholders, pro rata by each, based on the number of shares such parties have expressed an interest in purchasing pursuant to this Section 2.1.

(iii)	If the time for the Shareholder’s purchase has expired but for the determination of the value of the purchase price offered by the prospective transferee, such closing shall be held on or prior to the fifth Business Day after such valuation shall have been made pursuant to this sub-Section.

(3)	Co-Sale Right for other Shareholders.

(a)	To the extent the Shareholders do not exercise their rights of first refusal to all of the Shares Offered by Transferor pursuant to Section 2.1(2), the Shareholders who intend to participate in the sale of Shares (each, a “Selling Shareholder”) shall notify the Transferor in writing within twenty (20) Business Days after receipt of the Transfer Notice referred to in Section 2.1(2)(a), and shall have the right to participate in such sale of Shares on the same terms and conditions as specified in the Transfer Notice.

(i)	The Selling Shareholder’s notice to the Transferor shall indicate the number and class or series of Shares the Selling Shareholder wishes to sell under its right to participate.

(ii)	To the extent one or more of the Shareholders exercise such right of participation in accordance with the terms and conditions set forth below, the number of Shares that the Transferor may sell in the Transfer shall be correspondingly reduced.

(b)	Such Selling Shareholder may elect to sell up to such number of Shares equal to (on a fully converted basis) the product of the aggregate number of Shares Offered by Transferor covered by the Transfer Notice and not purchased by the Electing Shareholders pursuant to Section 2.1(2) by a fraction, the numerator of which is the total number of (i) Ordinary Shares plus (ii) Ordinary Shares directly or indirectly issued or issuable upon conversion of the Preferred Shares or upon conversion, exercise or exchange of any warrant, option, or other right of any kind convertible into or exercisable or exchangeable for Ordinary Shares owned by the Selling Shareholder on the date of the Transfer Notice and the denominator of which is the total number of (i) Ordinary Shares plus (ii) Ordinary Shares directly or indirectly issued or issuable upon conversion of the Preferred Shares or upon conversion, exercise or exchange of any warrant, option, or other right of any kind convertible into or exercisable or exchangeable for Ordinary Shares owned by the Transferor (excluding shares purchased by the Electing Shareholders pursuant to Section 2.1(2)) and all of the Selling Shareholders on the date of the Transfer Notice.

(c)	Such Selling Shareholder shall effect its participation in the sale by promptly delivering to the Transferor for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent the type and number of Ordinary Shares or Ordinary Share Equivalents which the Selling Shareholder elects to sell, together with a share transfer form or such other documents necessary to enable the Transferor to be registered in the Company’s register of members as owners of the Shares to be sold; provided, however that if the prospective third-party purchaser objects to the delivery of Ordinary Share Equivalents in lieu of Ordinary Shares, the Company shall convert such Ordinary Share Equivalents into Ordinary Shares and deliver certificates corresponding to such Ordinary Shares. The Company agrees to make any such conversion concurrent with the actual transfer of the Shares to the prospective purchaser and contingent on such transfer.

(d)	The share certificate or certificates and other documents that the Selling Shareholder delivers to the Transferors pursuant to Section 2.1(3)(c) shall be transferred to the prospective purchaser in consummation of the sale of the Shares pursuant to the terms and conditions specified in the Transfer Notice, and the Transferor shall concurrently therewith remit to the Selling Shareholder that portion of the sale proceeds to which the Selling Shareholder is entitled by reason of its participation in such sale.

(e)	To the extent that any prospective purchaser prohibits the participation of the Selling Shareholder exercising its co-sale rights hereunder in a proposed Transfer or otherwise refuses to purchase Shares or other securities from the Selling Shareholder exercising its co-sale rights hereunder, the Transferor shall not sell to such prospective purchaser any Shares unless and until, simultaneously with such sale, the Transferor shall purchase the Shares or other securities from the Selling Shareholder for the same consideration and on the same terms and conditions as the proposed transfer described in the Transfer Notice.

(f)	The exercise or non-exercise of the rights of any Shareholder hereunder to participate in one or more Transfers of Shares made by any Transferor shall not adversely affect its or his right to participate in subsequent Transfers of Shares subject to Section 2.

(g)	To the extent that the Shareholders do not elect to participate in the sale of the Shares Offered by Transferor, such Transferor may, not later than forty-five (45) Business Days following delivery of the Transfer Notice, enter into an agreement providing for the closing of the Transfer of such Shares within thirty (30) days of such agreement on terms and conditions not more favorable to the transferor than those described in the Transfer Notice. Any proposed Transfer on terms and conditions more favorable than those described in the Transfer Notice, as well as any subsequent proposed Transfer of any Shares by a Shareholder, shall again be subject to the first refusal and co-sale rights of the Shareholders and shall require compliance by a proposed Transferor with the procedures described in this Section 2. In the event such Transferor does not consummate the Transfer of such Shares within the thirty (30) day period from the expiration of these rights, the Shareholders’ right of first refusal and co-sale rights shall continue to be applicable to any subsequent Transfer of Shares by a Transferor until such right lapses in accordance with the terms of this Agreement.

(4)	Limitations to Rights of First Refusal and Co-Sale.

Notwithstanding the foregoing or anything to the contrary herein, the above provisions of this Section 2.1 shall not apply:

(i)	in the case of a Transferor that is an entity, upon a transfer of Shares (A) by such Transferor to its Affiliates, stockholders, members, former members, partners, former partners or other equity holders, (B) by such Transferor that is a venture capital firm to an affiliated venture capital firm, (C) by such Transferor that is a mutual fund to another mutual fund, pursuant to an agreement and plan of merger and/ or reorganization, (D) by a Morgan Stanley Holder to another Morgan Stanley Holder, or (E) by such Transferor that is an individual or entity advised by an investment advisor transferring to an entity advised by the same investment advisor, provided, however, that, in each case, notwithstanding any such permitted transfer, such transferred Shares shall remain Shares for all purposes hereunder, and such transferee shall be treated as a Shareholder (but only with respect to the securities so transferred to the transferee) for all purposes of this Agreement (including the obligations of a Shareholder with respect to the Transfer pursuant to this Section 2.1);

(ii)	in the case of a Transferor that is a natural person, upon a transfer of the Transferor Shares by such Transferor, upon his or her death by will or intestacy to his or her siblings, children, grandchildren, spouse or any other relatives approved by unanimous consent of the Board of Directors of the Company, or any custodian or trustee for the account of a Transferor or a Transferor’s siblings, children, grandchildren or spouse;

(iii)	to a repurchase of Ordinary Shares from an Ordinary Shareholder by the Company under the repurchase rights granted to the Company with respect to such Ordinary Shareholder as of or after the date of this Agreement, if any, at a price no greater than that originally paid by such Ordinary Shareholder for such Ordinary Shares; or

(iv)	to any sale to the public pursuant to a Qualified Public Offering;

PROVIDED THAT, in the case of any Transfer pursuant to Section 2.1(4)(i) or (ii), the transferee thereof shall agree in writing in form reasonably acceptable to the Company to be bound by the terms of this Agreement.

(5)	Terms of the Lock-up Agreement Prevail.

Notwithstanding anything to the contrary in this Agreement, any transfer of Shares permitted under this Section 2.1 (including Section 2.1(4)) shall only be permitted if such transfer is allowed pursuant to any agreement entered into between such Transferor and the managing underwriter pursuant to Section 4.5(3).

(6)	Termination of the Rights of First Refusal and Co-Sale.

The rights of first refusal and of co-sale provided under this Section 2.1 shall be terminated upon the closing of a Qualified Public Offering.

3.	DRAG ALONG RIGHTS

3.1	Drag Along Rights.

In the event that the holders of (i) more than seventy-five percent (75%) of the votes attributable to the then outstanding Preferred Shares (on a fully-converted basis) and (ii) a majority of the votes attributable to the then outstanding Ordinary Shares, each voting as a separate class (the “Proposing Shareholders”), approve a Sale Transaction in which (A) the proceeds to the holders of the Series C Preferred Shares would be equal to three hundred percent (300%) of the Original Issue Price of the Series C Preferred Shares (either as consideration for their Shares or through the operation of the New M&AA), (B) the proceeds to the holders of the Series D Preferred Shares would be equal to three hundred percent (300%) of the Original Issue Price of the Series D Preferred Shares (either as consideration for their Shares or through the operation of the New M&AA), (C) the proceeds to the holders of the Series E Preferred Shares would be equal to three hundred percent (300%) of the Original Issue Price of the Series E Preferred Shares (either as consideration for their Shares or through the operation of the New M&AA) and (D) the proceeds to the holders of the Series F Preferred Shares would be equal to three hundred percent (300%) of the Original Issue Price of the Series F Preferred Shares (either as consideration for their Shares or through the operation of the New M&AA), the remaining Shareholders shall be required, if so demanded by the Proposing Shareholders in writing at least twenty (20) days prior to the consummation of the proposed transaction(s) (a “Sale Transaction Notice”), (a) in the event such transaction is to be brought to a vote at a shareholder meeting, to vote on the approval of the Sale Transaction, to be present, in person or by proxy, as a holder of Shares at all such meetings and to be counted for the purposes of determining the presence of a quorum at such meetings, and at every adjournment thereof, (b) to vote (in person, by proxy or by action by written consent, as applicable) all Shares as to which it has beneficial ownership in favor of such Sale Transaction and in opposition of any and all other proposals that could reasonably be expected to delay or impair the ability of the Company and/or the Proposing Shareholders to consummate such Sale Transaction, (c) to waive and refrain from exercising any dissenter’s rights or rights of appraisal under applicable law at any time with respect to such Sale Transaction, if applicable, (d) to execute and deliver all related documentation and take such other action in support of the Sale Transaction as shall reasonably be requested by the Proposing Shareholders, including without limitation executing and delivering instruments of conveyance and transfer, and any purchase agreement, merger agreement, indemnity agreement, escrow agreement, consent, waiver, governmental filing, share certificates duly endorsed for transfer (free and clear of impermissible liens, claims and encumbrances) and any similar or related documents, and (e) if so demanded by the Proposing Shareholders, to sell all of their Shares to the proposed buyer on the terms and conditions as set out in the Sale Transaction Notice, and at the price as set out in the Sale Transaction Notice. The Sale Transaction Notice shall include: (i) a description of the Sale Transaction; (ii) the identity of the prospective participating parties (other than the Proposing Shareholders of the Company) involved in the Sale Transaction; and (iii) the consideration and the material terms and conditions upon which such Sale Transaction is to be made, including price. The Sale Transaction Notice shall certify that the Proposing Shareholders have received a firm offer from the prospective participating parties and in good faith believe a binding agreement for the Sale Transaction is obtainable on the terms set forth in the Sale Transaction Notice. The Sale Transaction Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Sale Transaction. Except for this Agreement, neither the Parties hereto nor any Affiliates thereof shall deposit any Shares beneficially owned by such Party or Affiliate in a voting trust or subject any such Shares to any arrangement or agreement with respect to the voting of such Shares.

3.2	Termination of the Drag Along Rights.

The right of drag along provided under Section 3.1 shall be terminated upon the closing of a Qualified Public Offering.

4	REGISTRATION RIGHTS

4.1	Demand Registration.

(1)	Demand Registration Other Than on Form F-3 (or Its Non-US Equivalent). Subject to the terms of this Agreement, at any time after a Qualified Public Offering, any Holder of Registrable Securities may request the Company in writing to effect the Registration of Registrable Securities. Upon receipt of such a request, the Company shall (a) promptly give written notice of the proposed Registration to all other Holders of Registrable Securities; and (b) as soon as practicable, and in any event within sixty (60) Business Days of the receipt of such request, cause Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within fifteen (15) Business Days after the Company’s delivery of written notice, to be Registered and/or qualified for sale and distribution in such jurisdictions as the Initiating Holder may reasonably request.

The Company shall not be obligated to effect more than two (2) Registrations in total for Holders of Registrable Securities pursuant to this Section 4.1(1).

(2)	Demand Registration on Form F-3. Subject to the terms of this Agreement, at any time after a Qualified Public Offering, any Holder of Registrable Securities may request the Company in writing to file a Registration Statement on Form F-3 (or any successor form to Form F-3, or any comparable form for Registration in a jurisdiction other than the United States) for a public offering of Registrable Securities for which the reasonably anticipated aggregate price to the public, would exceed US$5,000,000 (or, in the case of Registrable Securities proposed to be sold by a Holder or former Holder of Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares or Series F Preferred Shares, US$1,000,000), and the Company is entitled to use Form F-3 or a comparable form to Register the requested Registrable Securities (provided that if such form is not available due to any action or inaction by the Company, such registration shall be on form F-1, or a comparable form, notwithstanding the limits in Section 4.1(1)). Upon receipt of such a request the Company shall (i) promptly give written notice of the proposed Registration to all other Holders of Registrable Securities and (ii) as soon as practicable, and in any event within sixty (60) Business Days of the receipt of such request, cause the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within fifteen (15) Business Days after the Company’s delivery of written notice, to be Registered and qualified for sale and distribution in such jurisdictions as the Initiating Holder may reasonably request. A Holder may at any time, and from time to time, require the Company to effect the Registration of Registrable Securities under this Section 4.1(2).

The Company shall be obligated to effect unlimited Form F-3 registrations pursuant to this Section 4.1(2) provided that the Company shall not be required to effect more than two (2) Registrations in total for Holders of Registrable Securities pursuant to this Section 4.1(2) in any twelve (12) month period.

(3)	Right of Deferral. (a) The Company shall not be obligated to Register or qualify Registrable Securities pursuant to this Section 4.1.3:

(i)	in any jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration or qualification, unless the Company is already subject to service of process in such jurisdiction;

(ii)	if, within ten (10) Business Days of the receipt of any request of the Holder to Register any Registrable Securities under Section 4.1(1) or Section 4.1(2), the Company gives notice to the Initiating Holder of its bona fide intention to effect the filing for its own account of a Registration Statement with the Commission in connection with a Qualified Public Offering within sixty (60) Business Days of receipt of that request (other than a registration of securities in a transaction under Rule 145 of the Securities Act or an offering solely to employees), provided that such Registration Statement is filed within ninety (90) days of receipt of such request and the Company is actively employing in good faith all reasonable efforts to cause that Registration Statement to become effective; or

(iii)	within six (6) months immediately following the effective date of any Registration Statement in connection with a Qualified Public Offering (other than a registration of securities in a transaction under Rule 145 of the Securities Act or with respect to an employee benefit plan), provided that the Initiating Holders were permitted to register such shares as requested to be registered pursuant to Section 4.2 hereof without reduction by the underwriter thereof.

(b)	If, after receiving a request from Holder pursuant to Section 4.1(1) or Section 4.1(2), the Company furnishes to the Holder a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, such deferral is necessary to avoid premature disclosure of a financing, acquisition, recapitalization, reorganization or other material transaction, the disclosure of which would have a materially detrimental effect on the Company, the Company’s obligation to file a Registration Statement shall be deferred for a period not to exceed ninety (90) Business Days from the receipt of any request duly submitted by Holder under Sections 4.1(1) or 4.1(2) to Register Registrable Securities; provided that the Company shall not exercise the right contained in this Sections 4.1(3)(b) more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for the account of itself or any other shareholder during such ninety (90) Business Day period (other than a registration of securities in a transaction under Rule 145 of the Securities Act or with respect to an employee benefit plan).

(4)	Underwritten Offerings. If, in connection with a request to Register Registrable Securities under Section 4.1(1) or Section 4.1(2), the Initiating Holder seeks to distribute such Registrable Securities in an underwriting, it shall so advise the Company as a part of the request, and the Company shall include such information in the written notice to the other Shareholders described in Sections 4.1(1) and 4.1(2). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities held by all Initiating Holders. Notwithstanding any other provision of this Agreement, if the managing underwriter advises the Company that marketing factors (including the aggregate number of securities requested to be Registered, the general condition of the market, and the status of the Persons proposing to sell securities pursuant to the Registration) require a limitation of the number of Equity Securities to be underwritten, then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the underwriters may exclude some of the Registrable Securities from the underwriting if so justified after excluding any other Equity Securities from the underwriting; provided, however, that all Holders of Registrable Securities shall share pro rata in the number of Equity Securities to be excluded from such registration pursuant to this Section 4.1(4). In no event shall any Registrable Securities be excluded from such underwriting and registration unless all other securities of the Company are first excluded.

4.2	Piggyback Registrations.

(1)	Registration of the Company’s Securities. Subject to Section 4.2(3), if the Company proposes to Register for its own account any of its Equity Securities in connection with the public offering of such securities, the Company shall promptly give all Holders of Registrable Securities written notice of such Registration and, upon the written request of any Holder given within twenty (20) Business Days after delivery of such notice, the Company shall use commercially reasonable efforts to include in such Registration any Registrable Securities thereby requested by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to subsequent offerings of its securities, all upon the terms and conditions set forth herein.

(2)	Right to Terminate Registration. The Company shall have the right to terminate or withdraw any Registration initiated by it under Section 4.2(1) prior to the effectiveness of such Registration, whether or not any Holder has elected to participate therein and shall promptly notify any Holder that has elected to include shares in such registration of such termination or withdrawal. The expenses of such withdrawn Registration shall be borne by the Company in accordance with Section 4.3(3).

(3)	Underwriting Requirements.

(a)	If the Registration Statement of which the Company gives notice under Section 4.2(1) is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In connection with any offering involving an underwriting of the Company’s Equity Securities, the Company shall not be required to Register the Registrable Securities of a Holder under this Section 4.2 unless such Holder’s Registrable Securities are included in the underwriting and such Holder enters into an underwriting agreement in customary form with the underwriters selected by the Company and setting forth such terms for the underwriting as have been agreed upon between the Company and the underwriters; provided, however, that the liability of each such Holder in respect of any indemnification, contribution or other obligation of such Holder arising under such underwriting agreement (i) shall be limited to losses arising out of or based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for inclusion therein and (ii) shall not in any event exceed an amount equal to the net proceeds to such Holder (after deduction of all underwriters’ discounts and commissions) from the disposition of the Registrable Securities disposed of by such Holder pursuant to such Registration. In the event the underwriters advise the Holder seeking Registration of Registrable Securities pursuant to this Section 4.2 in writing that market factors (including the aggregate number of Registrable Securities requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of Equity Securities to be underwritten, the underwriters may exclude some or all Registrable Securities from the Registration and underwriting if so justified after excluding any other Equity Securities (except for securities to be offered by the Company) from the Registration and underwriting; provided, however, that no such reduction shall reduce the amount of securities of the selling Holders included in the registration below twenty-five percent (25%) of the total amount of securities included in such registration; provided, further, however, Registrable Securities held by officers and directors of the Company must be excluded prior to the exclusion of Registrable Securities held by the other Preferred Shareholders, unless such offering is the Company’s initial firm commitment underwritten public offering of its Equity Securities Registered under the Securities Act and such Registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding clause.

(b)	If any Holder disapproves of the terms of any underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriters delivered at least seven (7) Business Days prior to the effective date of the Registration Statement. Any Registrable Securities excluded or withdrawn from the underwriting shall be withdrawn from the Registration.

(4)	Exempt Transactions. The Company shall have no obligation to Register any Registrable Securities under this Section 4.2 in connection with a Registration by the Company (i) relating solely to the sale of securities to participants in a Company stock plan, (ii) relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act (or comparable provision under the laws of another jurisdiction, as applicable), or (iii) on any form that does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of the Registrable Securities.

(5)	Unlimited Times of Registration Requests. The Company shall be obligated to effect unlimited registrations pursuant to this Section 4.2.

4.3	Procedures.

(1)	Registration Procedures and Obligations. Whenever required under this Agreement to effect the Registration of any Registrable Securities held by the Holder, the Company shall, as expeditiously as possible:

(a)	Prepare and file with the Commission a Registration Statement with respect to those Registrable Securities and use its commercially reasonable best efforts to cause that Registration Statement to become effective, and, upon the request of the Holder holding a majority of the Registrable Securities Registered thereunder, keep the Registration Statement effective for up to one hundred and twenty (120) Business Days; provided that before filing a Registration Statement or any amendments or supplements thereto, the Company will furnish to the counsel for the selling Holders hereof copies of all such documents proposed to be filed;

(b)	Prepare and file with the Commission amendments and supplements to that Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of Applicable Securities Law with respect to the disposition of all securities covered by the Registration Statement;

(c)	Furnish to the Holder the number of copies of a prospectus, including a preliminary prospectus, required by Applicable Securities Law, and any other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d)	Use its commercially reasonable best efforts to Register and qualify the securities covered by the Registration Statement under the securities laws of any jurisdiction, as reasonably requested by the Holder, and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, provided that the Company shall not be required to qualify to do business or file a general consent to service of process in any such jurisdictions, and provided further that in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by Selling Shareholders, those expenses shall be payable pro rata by Selling Shareholders;

(e)	In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of the offering. Each shareholder participating in the underwriting shall also enter into and perform its obligations under such an agreement;

(f)	Notify the Holder of Registrable Securities covered by the Registration Statement at any time when a prospectus relating thereto is required to be delivered under Applicable Securities Law or of the happening of any event as a result of which any prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use its commercially reasonable best efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g)	In the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any shares included in such Registration Statement for sale in any jurisdiction, the Company will use its commercially reasonable best efforts promptly to obtain the withdrawal of such order and the period during which the Company shall be required to keep such Registration Statement effective as provided in Section 4.3(1)(a) hereof shall be extended by the number of days the prospectus was not available to effect such resale;

(h)	Provide a transfer agent and registrar for all Registrable Securities Registered pursuant to the Registration Statement and, where applicable, a CUSIP number for all those Registrable Securities, in each case not later than the effective date of the Registration;

(i)	Furnish, at the request of any Holder requesting Registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered for sale in connection with a Registration pursuant to this Agreement, (i) an opinion, dated the date of the sale, of the counsel representing the Company for the purposes of the Registration, in form and substance as is customarily given to underwriters in an underwritten public offering; and (ii) a comfort letter dated the date of the sale, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

(j)	Take all reasonable action necessary to list the Registrable Securities on the primary exchange upon which the Company’s securities are then traded;

(k)	Permit any Holder of Registrable Securities which Holder, in its reasonable judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such Registration Statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included, including without limitation the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company; and

(l)	Make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, however, that each person provided with such information shall agree in writing to hold it in strict confidence and shall not make any disclosure or use any record or other information unless (a) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such information is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information has been made generally available to the public other than by disclosure in violation of this or any other agreement of which such person has knowledge of the terms. Each Shareholder agrees that it shall, upon learning that disclosure of such information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential.

(2)	Information From Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the Registration of such Holder’s Registrable Securities.

(3)	Expenses of Registration. All expenses, other than Selling Expenses, incurred in connection with Registrations, filings or qualifications pursuant to this Agreement, including (without limitation) all Registration, filing and qualification fees, printers’ and accounting fees, escrow fees, fees and disbursements of counsel for the Company and underwriters, reasonable fees and disbursements not exceeding $25,000 of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration but excluding any underwriting discounts and commissions, shall be borne by the Company. The Company shall not, however, be required to pay for any expenses of any Registration proceeding begun pursuant to this Agreement if the Registration request is subsequently withdrawn at the request of Holder representing a majority in voting power of the Registrable Securities to be Registered (in which case the Holder shall bear such expenses) unless either (i) such withdrawal is after any deferral or delay by the Company in effecting such registration, (ii) such withdrawal follows such Holders becoming aware of any material event with respect to the Company or (iii) such Holders agree to count such registration as a registration pursuant to Section 4.1(1) or (2), as applicable. If the Holders are required to pay any expenses in connection with Registrations, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such Registration in proportion to the number of shares for which Registration was requested.

(4)	Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any Registration as the result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

4.4	Indemnification under Registration Rights.

(1)	Company Indemnity.

(a)	To the extent permitted by law, the Company will indemnify and hold harmless the Holder, such Holder’s officers, directors, partners, members, shareholders, legal counsel and accountants, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls or is alleged to control (as defined in the Securities Act) such Holder or underwriter against any losses, claims, damages or liabilities (joint or several) to which they may become subject under laws which are applicable to the Company and relate to action or inaction required of the Company in connection with any Registration, qualification, or compliance, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or incorporated by reference therein, including any preliminary prospectus or final prospectus contained therein, any issuer free writing prospectus related thereto, or any amendments or supplements thereto, (ii) the omission or alleged omission to state in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of Applicable Securities Laws, or any rule or regulation promulgated under Applicable Securities Laws. The Company will reimburse each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

(b)	The indemnity agreement contained in this Section 4.4(1) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such Registration by any such Holder or controlling person regarding such Holder or its intended method of distribution.

(2)	Holder Indemnity.

(a)	To the extent permitted by law, each selling Holder will, severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, its directors, officers, legal counsel and accountants, any underwriter, any other Holder selling securities in connection with such Registration and each Person, if any, who controls (within the meaning of the Securities Act) the Company, such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under Applicable Securities Laws, or any rule or regulation promulgated under Applicable Securities Laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information regarding such Holder or such Holder’s intended method of distribution and furnished by such Holder expressly for use in connection with such Registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this Section 4.4(2), for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation.

(b)	The indemnity contained in this Section 4.4(2) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld, delayed or conditioned), and in no event shall any indemnity under this Section 4.4(2) together with any obligation under Section 4.4(4) exceed the net proceeds from the offering received by such Holder.

(3)	Notice of Indemnification Claim. Promptly after receipt by an indemnified party under Section 4.4(1) or Section 4.4(2) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under Section 4.4(1) or Section 4.4(2), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the indemnifying parties. An indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4.4, but the omission to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.4.

(4)	Contribution. If any indemnification provided for in Section 4.4(1) or Section 4.4(2) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations, provided that no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 4.4(2), shall exceed the net proceeds from the offering received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(5)	Survival. The obligations of the Company and the Holders under this Section 4.4 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, and otherwise. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.5	Additional Undertakings.

(1)	Reports Under the Exchange Act. With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act and any comparable provision of any Applicable Securities Law that may at any time permit an Holder to sell securities of the Company to the public without Registration or pursuant to a Registration on Form F-3 (or any comparable form in a jurisdiction other than the United States), the Company agrees to:

(a)	make and keep public information available, as those terms are understood and defined in Rule 144 (or comparable provision under Applicable Securities Laws in any jurisdiction where the Company’s securities are listed), at all times after the effective date of a Qualified Public Offering;

(b)	file with the Commission in a timely manner all reports and other documents required of the Company under all Applicable Securities Laws; and

(c)	at any time following ninety (90) days after the effective date of the Qualified Public Offering, promptly furnish to any Holder holding Registrable Securities, upon request (i) a written statement by the Company that it has complied with the reporting requirements of all Applicable Securities Laws at any time after it has become subject to such reporting requirements or, at any time after so qualified, that it qualifies as a registrant whose securities may be resold pursuant to Form F-3 (or any form comparable thereto under Applicable Securities Laws of any jurisdiction where the Company’s securities are listed), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents as may be filed by the Company with the Commission, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission, that permits the selling of any such securities without Registration or pursuant to such form.

(2)	Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of ninety percent (90%) of the Registrable Securities, enter into any agreement with any holder or prospective holder of any Equity Securities of the Company that would allow such holder or prospective holder (a) to include such securities in any Registration filed under Section 4.2, unless under the terms of such agreement such holder or prospective holder may include such Equity Securities in any such Registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holder that are included, (b) to demand Registration of their securities, or (c) to enjoy registration rights otherwise superior to or in parity with the Holder.

(3)	“Market Stand-Off” Agreement. Provided that all executive officers, directors, and other one percent (1%) shareholders of the Company are similarly bound, each Holder agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s initial public offering and ending on the date specified by the Company and the managing underwriter (such period not to be modified or to exceed one hundred and eighty (180) days in order solely to restrict or benefit the Holders) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Equity Securities (whether then owned or thereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Equity Securities, whether any such transaction described in Section (i) or (ii) above is to be settled by delivery of Equity Securities or such other securities, in cash or otherwise, in each case except for Equity Securities included in such initial public offering or acquired in such initial public offering or in the open market after such initial public offering. Each Holder agrees to sign an agreement containing customary terms and conditions with the managing underwriter reflecting this Section 4.5(3). In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

(4)	Termination of Registration Rights. Notwithstanding anything to the contrary in this Agreement:

(i) No Holder shall be entitled to exercise any right provided for in this Section 4 at such time as (i) such Holder owns less than one percent (1%) of the outstanding Ordinary Shares (on an as-converted and fully-diluted basis), and (ii) such Holder is able to sell all his, her or its Registrable Securities in a single sale under Rule 144 (or any successor thereto) under the Securities Act (or any comparable non-US exchange rule or regulation); and

(ii) if (a) the Company obtains from the Commission a “no-action” letter in which the Commission indicated that it will take no action if, without Registration under the Securities Act or other Applicable Securities Laws, any Holder disposes of Registrable Securities covered by any request for Registration made under this Agreement in the specific manner in which the Holder proposes to dispose of Registrable Securities included in that request (including, without limitation, inclusion of the Registrable Securities in an underwriting initiated by either the Company or the Holder) and that the Registrable Securities may be sold to the public without Registration or (b) in the opinion of counsel for the Company subject to concurrence by counsel for the Holder, which concurrence shall not be unreasonably withheld, no Registration under the Securities Act (or other Applicable Securities Law) is required in connection with the disposition and that the Registrable Securities may be sold to the public without Registration, then the Registrable Securities included in the request for Registration, shall not be eligible for Registration under Section 4.1 with respect to the proposed disposition. Any Registrable Securities not so disposed of shall be eligible for Registration in accordance with the terms of this Agreement with respect to other proposed dispositions to which this Section 4.5(4) does not apply.

(5)	Assignment of Registration Rights. The right to cause the Company to Register Registrable Securities pursuant to this Agreement and other rights set forth in this Section 4 (including without the right to indemnification under Section 4.4) may be assigned by a Holder to a transferee or assignee of such securities that (i) is an Affiliate of a Holder, (ii) is an entity advised by the same investment advisor that advises the Holder, (iii) is a member of a Holder’s family or a trust for the benefit of an individual Holder or family member thereof, or (iv) after such assignment or transfer, holds Registrable Securities representing at least 100,000 Ordinary Shares on an as-converted basis (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided that: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (c) such transfer or assignment shall be effective only if immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under Applicable Securities Law. In the event of a transfer or assignment of Registrable Securities which does not satisfy the conditions set forth above, such securities shall no longer be deemed to constitute “Registrable Securities” for purposes of this Agreement.

(6)	Aggregation of Morgan Stanley Holders and T. Rowe Price Holders. For the purposes of Section 4.1(2), 4.5(3) and 4.5(4)(i), the number of Ordinary Shares (a) held by any Morgan Stanley Holder shall be determined by aggregating all Ordinary Shares held by the Morgan Stanley Holders and (b) held by any T. Rowe Price Holder shall be determined by aggregating all Ordinary Shares held by the T. Rowe Price Holders, provided that in either case, the Ordinary Shares held by any such Holder shall not be counted more than once.

(7)	Exercise of Preferred Shares. Notwithstanding anything to the contrary provided in this Agreement, the Company shall have no obligation to Register Registrable Securities which, if constituting Ordinary Share Equivalents, have not been exercised, converted or exchanged, as applicable, for Ordinary Shares.

5.	PRE-EMPTIVE RIGHT

5.1	Pre-emptive Right.

(1)	General. The Company hereby grants to each Holder a right of first offer to purchase up to a pro rata share of the entirety of any New Securities which the Company may, from time to time, propose to sell and issue after the date of this Agreement. A Holder’s “pro rata share”, for purposes of this pre-emptive right shall be determined according to the number of Ordinary Shares owned by such Holder immediately prior to the issuance of the New Securities (assuming the exercise, conversion or exchange of any Ordinary Share Equivalents) in relation to the total number of Ordinary Shares outstanding immediately prior to the issuance of the New Securities (assuming the exercise, conversion or exchange of any Ordinary Share Equivalents). If a Holder does not fully subscribe for the number or amount of New Securities that it is entitled to purchase pursuant to this Section 5.1(1), then the other Holders which elect to purchase New Securities shall have the right of first offer to purchase the remaining of the aforesaid number or amount of New Securities not so subscribed for within ten (10) Business Days from the date when such non-purchasing Holder fails to exercise its right hereunder. For the purposes of this Section 5.1(1), (a) the “pro rata share” held by a Morgan Stanley Holder shall be determined in aggregate and not individually, by aggregating all Ordinary Shares (assuming the exercise, conversion or exchange of any Ordinary Share Equivalents) owned by all Morgan Stanley Holders, and Morgan Stanley may allocate the rights pursuant to this Section 5.1 among the Morgan Stanley Holders at the discretion of Morgan Stanley and (b) the “pro rata share” held by a T. Rowe Price Holder shall be determined in aggregate and not individually, by aggregating all Ordinary Shares (assuming the exercise, conversion or exchange of any Ordinary Share Equivalents) owned by all T. Rowe Price Holders, and T. Rowe Price may allocate the rights pursuant to this Section 5.1 among the T. Rowe Price Holders at the discretion of T. Rowe Price.

(2)	Issuance Notice. In the event the Company proposes to undertake an issuance of New Securities, it shall give the Holders written notice (an “Issuance Notice”) of such intention, describing the type of New Securities, and the price and the general terms upon which the Company proposes to issue the same and offering to sell such New Securities to the Holders as described in Section 5.1(1). The Holders shall have fifteen (15) Business Days after any Issuance Notice is mailed or delivered to agree to purchase the amount of such New Securities as set forth in Section 5.1(1) for the price and upon the terms specified in the Issuance Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

(3)	Sales by the Company. Upon the expiration of fifteen (15) Business Days from the Company’s delivery of the Issuance Notice and for thirty (30) Business Days thereafter, the Company may sell any New Securities with respect to which any Holder’s right of first offer under this Section 5.1 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Issuance Notice. In the event the Company has not sold such New Securities within such 45-Business Day period, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Holders in the manner provided in Section 5.1(1) above.

(4)	Assignments and Transfers. The rights and obligations of the Parties under this Section 5 shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives, but shall not otherwise be for the benefit of any third party. The rights of the Holders hereunder are only assignable (i) to a partner or Affiliate of such Holder, (ii) to an entity advised by the same investment advisor that advises the Holder, or (iii) to an assignee or transferee who acquires any of the Equity Securities held by the Holders.

(5)	Legend. Each existing or replacement certificate for Shares now owned or hereafter acquired by the Ordinary Shareholder shall, to the extent applicable, bear the following legend upon its face:

“THE SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF RIGHT OF FIRST REFUSAL, CO-SALE AGREEMENT AND/OR OTHER TRANSFER RESTRICTIONS, AS APPLICABLE, BY AND BETWEEN THE SHAREHOLDER, THE COMPANY AND CERTAIN HOLDERS OF SHARES OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Company has completed a Qualified Public Offering and the Holder of such certificate is no longer subject to any restrictions hereunder.

(6)	The pre-emptive right provided under this Section 5.1 shall be terminated upon the closing of a Qualified Public Offering.

6.	INFORMATION RIGHTS

6.1	The Holders shall have the information rights as provided in the New M&AA.

7.	CONVERSION RIGHTS

7.1	Each Preferred Share shall be capable of conversion into one or more Ordinary Shares as provided in the New M&AA.

8.	DIVIDEND RIGHTS

8.1	The Shareholders shall have the dividend rights as provided in the New M&AA.

9.	LIQUIDATION RIGHTS

9.1	The Shareholders shall have the liquidation rights and preferences as provided in the New M&AA.

10.	BOARD; VOTING RIGHTS

10.1	Board.

10.1.1	Number and Composition. The Shareholders agree (on behalf of themselves and any transferee or assignee) to vote or cause to be voted all Ordinary Shares, Preferred Shares and any other shares of voting securities of the Company now owned or hereafter acquired or controlled by them, attend all meetings whether in person or by proxy (or shall consent pursuant to an action by written consent), and otherwise to use their respective best efforts as Shareholders and Directors, to cause and maintain the size of the Board to be seven (7) and to elect:

(a)	one (1) individual nominated by Brookside to serve on the Board. No member of the Board nominated pursuant to this Section 10.1.1(a) may be removed unless Brookside elects to remove such Director. Any vacancy on the Board created by the resignation, removal, incapacity or death of any Director elected pursuant to this Section 10.1.1(a) shall only be filled by another individual nominated by Brookside.

(b)	one (1) individual nominated by Maverick or its investment advisor to serve on the Board. No member of the Board nominated pursuant to this Section 10.1.1(b) may be removed unless Maverick elects to remove such Director. Any vacancy on the Board created by the resignation, removal, incapacity or death of any Director elected pursuant to this Section 10.1.1(b) shall only be filled by another individual nominated by Maverick.

(c)	one (1) individual nominated by Chengwei Ventures to serve on the Board. No member of the Board nominated pursuant to this Section 10.1.1(c) may be removed unless Chengwei Ventures elects to remove such Director. Any vacancy on the Board created by the resignation, removal, incapacity or death of any Director elected pursuant to this Section 10.1.1(c) shall only be filled by another individual nominated by Chengwei Ventures.

(d)	one (1) individual nominated by Sutter Hill to serve on the Board. No member of the Board nominated pursuant to this Section 10.1.1(d) may be removed unless Sutter Hill elects to remove such Director. Any vacancy on the Board created by the resignation, removal, incapacity or death of any Director elected pursuant to this Section 10.1.1(d) shall only be filled by another individual nominated by Sutter Hill.

(e)	the then-serving Chief Executive Officer, if nominated by the holders of at least a majority of the votes attributable to the then outstanding Ordinary Shares to serve on the Board. No member of the Board elected pursuant to this Section 10.1.1(e) may be removed unless the holders of at least a majority of the votes attributable to the then outstanding Ordinary Shares elect to remove such Director or such Director ceases to act as Chief Executive Officer of the Company (whether voluntarily or involuntarily). Any vacancy on the Board created by the resignation, removal, incapacity or death of any Director elected pursuant to this Section 10.1.1(e) shall only be filled by another individual nominated pursuant to this Section 10.1.1(e).

(f)	one (1) individual nominated by the Chief Executive Officer of the Company and approved by each of the Directors nominated pursuant to Article 62(a) through (e) hereof shall serve on the Board. Such director shall be independent within the meaning of the rules and regulations of the relevant stock exchange upon the closing of a Qualified Public Offering.

(g)	one (1) individual nominated by the Chief Executive Officer of the Company and approved by each of the Directors nominated pursuant to Article 62(a) through (e) hereof shall serve on the Board. Such director shall be both independent and a financial expert within the meaning of the relevant rules and regulations of the relevant stock exchange upon the closing of a Qualified Public Offering.

10.1.2	Board Meeting. Regular meetings of the Board shall be convened by the Chairman of the Board at least once every three (3) months. Not less than seven (7) Business Days’ prior written notice of any meeting of the Board shall be given to all Directors with the following materials: (i) a written notice of the meeting; (ii) a meeting agenda for the meeting; and (iii) documents needed to be reported and distributed to the Directors; provided, however, that such notice period may be waived if approved by all of the Directors in writing. The location of each meeting of the Board shall be decided by the Chairman of the Board or if such is not available as agreed to by a majority of the Directors. The minutes of all Board meetings shall be kept on file by the Company.

10.1.3	Meetings by Telephone or Video Conference. Directors may participate in a meeting of the Board by means of telephone conference, video conference or similar communications equipment whereby all persons participating in the meeting can hear each other at the same time.

10.1.4	Remuneration. Directors shall serve without any remuneration, but all reasonable costs (including travel expenses) incurred by the Directors in the performance of their duties as members of the entire Board shall be borne by the Company.

10.1.5	Quorum. A meeting of the Board is duly constituted if there are present at least four (4) Directors throughout the meeting.

10.1.6	Voting Rights. At any Board meeting, each Director may exercise one (1) vote. The adoption of any resolution of the Board shall require the affirmative votes of at least four (4) Directors present at a duly constituted meeting of the Board. Board resolutions may be adopted by written consent executed by all Directors, subject to the New M&AA and applicable law.

10.1.7	Failure to Designate a Board Member. In the absence of any designation from the persons or groups with the right to designate a director as specified above, the director previously designated by them and then serving shall be reelected if still eligible to serve as provided herein.

10.1.8	No Liability for Election of Recommended Director. None of the parties hereto and no officer, director, shareholder, partner, member, employee or agent of any party makes any representation or warranty as to the fitness or competence of the nominee of any party hereunder to serve on the Board by virtue of such party’s execution of this Agreement or by the act of such party in voting for such nominee pursuant to this Agreement.

10.1.9	Director and Officer Insurance. The Company shall use its best efforts to obtain from financially sound and reputable insurers and maintain in full force and effect director and officer liability insurance with terms and policy limits satisfactory to the Board of Directors.

10.1.10	Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other person or entity and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the New M&AA or elsewhere, as the case may be. Notwithstanding anything in this Section to the contrary, in lieu of the assumption of such coverage, the successors and assignees of the Company may substitute a prepaid “tail” policy for such coverage.

10.2	Shareholders Meeting.

10.2.1	Notice. The Board shall give not less than seven (7) Business Days’ notice of meetings of Shareholders to those persons whose names on the date the notice is given appear as Shareholders in the register of members of the Company and are entitled to vote at the meeting.

10.2.2	Quorum. A meeting of the Shareholders is duly constituted if, at the commencement of and throughout the meeting, there are present in person or by proxy:

(a)	the holder(s) of Preferred Shares holding no less than an aggregate of sixty percent (60%) of all Preferred Shares on an as-converted basis; and
(b)	the holders of Ordinary Shares holding not less than an aggregate of eighty percent (80%) of all Ordinary Shares in issue.

10.2.3	Voting Rights. The voting rights of each class of the Company’s Shares shall be as provided in the New M&AA.

10.3	Vote to Increase Authorized Ordinary Shares. The Shareholders agree (on behalf of themselves and any transferee or assignee) to vote or cause to be voted all Ordinary Shares, Preferred Shares and any other shares of voting securities of the Company now owned or hereafter acquired or controlled by them, attend all meetings whether in person or by proxy (or shall consent pursuant to an action by written consent), and otherwise to use their respective best efforts as Shareholders and Directors, from time to time and at all times, in whatever manner as shall be necessary to increase the number of authorized Ordinary Shares from time to time to ensure that there will be sufficient Ordinary Shares available for conversion of all of the Preferred Shares outstanding at any given time.

11.	EQUITY CONTROL AND SERVICE AGREEMENTS

11.1 The Shareholders shall take all appropriate and commercially reasonable actions to enforce the Company’s or any of the Company’s subsidiary’s rights under the Equity Control and Service Agreements.

12.	MISCELLANEOUS

12.1	Successors and Assigns.

This Agreement shall be binding on and inure for the benefit of the successors, permitted assigns and personal representatives (as the case may be) of each of the Parties hereto.

12.2	Cumulative Rights.

Unless otherwise provided in this Agreement, any remedy conferred on any Party hereto for breach of this Agreement shall be in addition and without prejudice to all other rights and remedies available to it.

12.3	Effect.

This Agreement shall take effect from the consummation of the Series F funding transaction contemplated in the Share Purchase Agreement and continue to be effective for an infinite term unless and until earlier terminated by written consent of all Parties.

12.4	Entire Agreement; Amendments.

This Agreement shall supersede all and any previous shareholders’ agreements, or any other agreements, understandings or arrangements (if any) between and among the Parties hereto or any of them in relation to the subject matter hereof and all or any such previous agreements, understandings or arrangements (if any) shall cease and determine with effect from the date hereof. This Agreement constitutes the whole agreement between and among the Parties hereto or any of them in relation to the subject matter hereof (no Party having relied on any representation, warranty or undertaking made by any other Party which is not a term of this Agreement). The Prior Shareholders’ Agreement is hereby amended and restated in its entirety and shall be of no further force or effect.

Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of each of (i) the Company, and (ii) the Holders. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Parties and their respective successors and assigns.

12.5	Further Assurance.

Each of the Parties hereto undertakes with each of the other Parties that it shall do, or shall procure to be done, all such acts and things and shall execute, or shall procure to be executed, all such documents as may be necessary or appropriate to implement the provisions of this Agreement or otherwise to give full legal force and effect thereof.

12.6	Severability.

The Parties hereto intended that the provisions of this Agreement shall be enforced to the maximum extent permissible under the laws applied in each jurisdiction in which enforcement of any provisions of this Agreement is sought. If any particular provision or part of this Agreement shall be held to be invalid or unenforceable, this Agreement shall be deemed to be amended by the deletion of the provision or part held to be invalid or unenforceable or, to the extent permissible by the applicable laws of the relevant jurisdiction in which such enforcement is sought, such provision or part shall be deemed to be varied in such a way as to achieve most closely the purpose of the original provision or part in a manner which is valid and enforceable, provided that for the avoidance of doubt, such amendments shall apply only with respect to the operation of this Agreement in the particular jurisdiction in which the decision as to invalidity or unenforceability is made.

12.7	Non-Waiver.

No delay or omission on the part of any Party hereto in exercising any right, power or privilege shall operate to impair such right, power or privilege or be construed as a waiver by such Party of the same and no single or partial exercise or non-exercise or delay in exercising any right, power or privilege by any Party hereto shall in any circumstances preclude any other or further exercise by such Party of such right, power or privilege or the exercise of any other right, power or privilege by such Party.

12.8	Payments.

All sums payable by any Party hereto under this Agreement shall be made free of any set-off, counterclaim or other deduction of any nature whatsoever, except as may be required by law.

12.9	Counterparts.

This Agreement may be executed in counterparts and by different Parties hereto on separate copies or counterparts and which taken together shall constitute one and the same agreement. The facsimile transmissions of any executed original document (including without limitation, any page of an original document on which an original signature appears) and/or retransmission of any such facsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any Party hereto, the other Parties hereto shall confirm facsimile transmissions by executing duplicate original documents and delivering the same to the requesting Party or Parties.

12.10	Time of Essence.

Time shall be of essence in this Agreement and this Section shall apply to any extension of time in relation to this Agreement as may be agreed by the Parties hereto from time to time.

12.11	Dispute Resolution; Governing Law.

(i)	Except as set forth in Section 12.11(viii), any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved through consultation. Such consultation shall begin immediately after one Party hereto has delivered to the other Party hereto a written request for such consultation. If within fifteen (15) Business Days following the date on which such notice is given the dispute cannot be resolved, the dispute shall be submitted to arbitration upon the request of either Party with notice to the other.

(ii)

Within ten (10) Business Days following receipt of a request for arbitration pursuant to Section 12.11(i), the other Party may, by written request to the Party requesting arbitration, add additional issues to be resolved. The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (“HKIAC”) in accordance with its arbitration rules. There shall be a single arbitrator. If the Parties do not agree to appoint an arbitrator who has consented to participate within twenty (20) Business Days after a notice of arbitration, the relevant appointment shall be made by HKIAC. The arbitrator shall not be an employee, director or shareholder of any Party or of an Affiliate of any Party and shall have had experience in arbitrating disputes involving private equity investments by non-Chinese investors in China.[1]

(iii)	The arbitration proceedings shall be conducted in English.

(iv)	This Agreement shall be governed by laws of the State of New York, without giving effect to its laws regarding conflict of laws. The arbitrators shall decide any dispute submitted by the Parties to the arbitration strictly in accordance with the substantive law of New York and shall not apply any other substantive law.

[1]	Please see comments in SPA in respect of arbitration.

(v)	Each Party hereto shall cooperate with the other(s) in making full disclosure of and providing complete access to all information and documents requested by the other in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such Party.

(vi)	The award of the arbitration tribunal shall be final and binding upon the disputing Parties, and the prevailing Party may apply to a court of competent jurisdiction for enforcement of such award.

(vii)	Any Party in dispute with another shall be entitled to seek preliminary injunctive relief from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

(viii)	Notwithstanding anything herein to the contrary, the Parties hereby declare that it is impossible to measure in money the damages which will accrue to a Party or to its heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under Section 3 and Section 10 of this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any Party or its heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such Party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

12.12	Aggregation of Shares. All Shares held or acquired by affiliated entities or persons, including Shares held by individuals or entities having the same registered investment advisor, shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

[Signature Page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

For and on behalf of:

Youku.com Inc.

By:	/s/ Victor Wing Cheung Koo
Name:	Victor Wing Cheung Koo
Position:	Director and Chief Executive Officer
Address:	5th Floor, SinoSteel Plaza 8 Haidian Street, Haidian District Beijing 100080

Attn:	Dele Liu, Chief Financial Officer
Fax:	(8610) 8460 8311

FOUNDER:

For and on behalf of:

1Look Holdings Ltd.

By:	/s/ Victor Wing Cheung Koo

Name:
Position:
Address:	5th Floor, SinoSteel Plaza 8 Haidian Street, Haidian District Beijing 100080

Attn:	Victor Wing Cheung Koo
Fax:	(8610) 8460 8311

[The Company’s and the Founder’s Signature Page to the Shareholders’ Agreement]

Series A Preferred Shareholders:

For and on behalf of FARALLON CAPITAL PARTNERS, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL INSTITUTIONAL PARTNERS III, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL OFFSHORE INVESTORS II, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

[Series A Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of CHENGWEI PARTNERS, L.P.

By:	Chengwei Ventures Evergreen Management, LLC
Its:	Managing Member

Signature:	/s/ Aline Moulia
Name:	Aline Moulia
Its:	Authorized Signer

For and on behalf of CHENGWEI VENTURES EVERGREEN FUND, L.P.

By:	Chengwei Ventures Evergreen Management, LLC
Its:	Managing Member

Signature:	/s/ Aline Moulia
Name:	Aline Moulia
Its:	Authorized Signer

For and on behalf of CHENGWEI VENTURES EVERGREEN ADVISORS FUND, LLC

By:	Chengwei Ventures Evergreen Management, LLC
Its:	Managing Member

Signature:	/s/ Aline Moulia
Name:	Aline Moulia
Its:	Authorized Signer

[Series A Shareholders’ Signature Page to Shareholders’ Agreement]

Series B Preferred Shareholders:

For and on behalf of CHENGWEI PARTNERS, L.P.

By:	Chengwei Ventures Evergreen Management, LLC
Its:	Managing Member

Signature:	/s/ Aline Moulia
Name:	Aline Moulia
Its:	Authorized Signer

For and on behalf of CHENGWEI VENTURES EVERGREEN FUND, L.P.

By:	Chengwei Ventures Evergreen Management, LLC
Its:	Managing Member

Signature:	/s/ Aline Moulia
Name:	Aline Moulia
Its:	Authorized Signer

For and on behalf of CHENGWEI VENTURES EVERGREEN ADVISORS FUND, LLC

By:	Chengwei Ventures Evergreen Management, LLC
Its:	Managing Member

Signature:	/s/ Aline Moulia
Name:	Aline Moulia
Its:	Authorized Signer

[Series B Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of FARALLON CAPITAL PARTNERS, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL INSTITUTIONAL PARTNERS III, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL OFFSHORE INVESTORS II, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

[Series B Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of SUTTER HILL VENTURES

Signature:	/s/ G. LEONARD BAKER, Jr.
Name:	G. LEONARD BAKER, Jr.
Position:	Managing Director of its General Partner

For and on behalf of DAVID L. ANDERSON

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	DAVID L. ANDERSON
Position:

For and on behalf of ANVEST, L.P.

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	David L. Anderson
Position:	General Partner

For and on behalf of G. LEONARD BAKER, JR.

Signature:	/s/ G. LEONARD BAKER, Jr.
Name:	G. LEONARD BAKER, Jr.
Position:

For and on behalf of SAUNDERS HOLDINGS, L.P.

Signature:	/s/ G. LEONARD BAKER, Jr.
Name:	G. LEONARD BAKER, Jr.
Position:	General Partner

For and on behalf of WILLIAM H. YOUNGER, JR.

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	William H. Younger, Jr.
Position:

For and on behalf of TENCH COXE

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	TENCH COXE
Position:

For and on behalf of GREGORY P. SANDS

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	Gregory P. Sands
Position:

[Series B Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of JAMES C. GAITHER

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	James C. Gaither
Position:

For and on behalf of JAMES N. WHITE

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	James N. White
Position:

For and on behalf of JEFFREY W. BIRD

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	Jeffrey W. Bird
Position:

For and on behalf of DAVID E. SWEET

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	David E. Sweet
Position:

For and on behalf of SHERRYL W. CASELLA

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	Sherryl W. Casella
Position:

For and on behalf of LYNNE B. GRAW

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	LYNNE B. GRAW
Position:

For and on behalf of DIANE J. NAAR

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:
Position:

For and on behalf of PATRICIA TOM

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	PATRICIA TOM
Position:

For and on behalf of ROBERT YIN

Signature:	/s/ Robert Yin
Name:	Robert Yin
Position:

[Series B Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (DAPER1)

Signature:	/s/ Kristal Dehnad
Name:	Kristal Dehnad
Position:	Associate Director, Charitable Trust Program Stanford Management Company

For and on behalf of THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (SBST)

Signature:	/s/ Kristal Dehnad (Attorney-in-fact)
Name:	Kristal Dehnad
Position:	Associate Director, Charitable Trust Program Stanford Management Company

[Series B Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of LAUREN L. YOUNGER

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:
Position:

[Series B Shareholders’ Signature Page to Shareholders’ Agreement]

Series C Preferred Shareholders

For and on behalf of BROOKSIDE CAPITAL PARTNERS FUND, L.P.

Signature:	/s/ Matt McPherron
Name:	Matt McPherron
Position:	MANAGING DIRECTOR

[Series C Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of JAEWOONG LEE

/s/ Jaewoong Lee
Jaewoong Lee

[Series C Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of CHENGWEI PARTNERS, L.P.

By:	Chengwei Ventures Evergreen Management, LLC
Its:	Managing Member

Signature:	/s/ Aline Moulia
Name:	Aline Moulia
Its:	Authorized Signer

For and on behalf of CHENGWEI VENTURES EVERGREEN FUND, L.P.

By:	Chengwei Ventures Evergreen Management, LLC
Its:	Managing Member

Signature:	/s/ Aline Moulia
Name:	Aline Moulia
Its:	Authorized Signer

For and on behalf of CHENGWEI VENTURES EVERGREEN ADVISORS FUND, LLC

By:	Chengwei Ventures Evergreen Management, LLC
Its:	Managing Member

Signature:	/s/ Aline Moulia
Name:	Aline Moulia
Its:	Authorized Signer

[Series C Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of FARALLON CAPITAL PARTNERS, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL INSTITUTIONAL PARTNERS III, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL OFFSHORE INVESTORS II, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

[Series C Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of SUTTER HILL VENTURES

Signature:	/s/ G. LEONARD BAKER, Jr.
Name:	G. LEONARD BAKER, Jr.
Position:	Managing Director of its General Partner

For and on behalf of DAVID L. ANDERSON

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	DAVID L. ANDERSON
Position:

For and on behalf of ANVEST, L.P.

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	David L. Anderson
Position:	General Partner

For and on behalf of G. LEONARD BAKER, JR.

Signature:	/s/ G. LEONARD BAKER, Jr.
Name:	G. LEONARD BAKER, Jr.
Position:

For and on behalf of SAUNDERS HOLDINGS, L.P.

Signature:	/s/ G. LEONARD BAKER, Jr.
Name:	G. LEONARD BAKER, Jr.
Position:	General Partner

For and on behalf of WILLIAM H. YOUNGER, JR.

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	William H. Younger, Jr.
Position:

For and on behalf of YOVEST, L.P.

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	William H. Younger, Jr.
Position:	Trustee of The Younger Living Trust U/A/D 1/20/95 its General Partner

For and on behalf of GREGORY P. SANDS

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	Gregory P. Sands
Position:

For and on behalf of TENCH COXE

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	TENCH COXE
Position:

[Series C Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of JAMES C. GAITHER

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	James C. Gaither
Position:

For and on behalf of JAMES N. WHITE

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	James N. White
Position:

For and on behalf of JEFFREY W. BIRD

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	Jeffrey W. Bird
Position:

For and on behalf of ANDREW T. SHEEHAN

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	Andrew T. Sheehan
Position:

For and on behalf of DAVID E. SWEET

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	DAVID E. SWEET
Position:

For and on behalf of SHERRYL W. CASELLA

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	Sherryl W. Casella
Position:

For and on behalf of LYNNE B. GRAW

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	LYNNE B. GRAW
Position:

For and on behalf of DIANE J. NAAR

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:
Position:

[Series C Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of YU-YING CHIU CHEN

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	Yu-Ying Chiu Chen
Position:

For and on behalf of PATRICIA TOM

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	Patricia Tom
Position:

For and on behalf of ROBERT YIN

Signature:	/s/ Robert Yin
Name:
Position:

[Series C Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (DAPER1)

Signature:	/s/ Kristal Dehnad
Name:	Kristal Dehnad
Position:	Associate Director, Charitable Trust Program Stanford Management Company

For and on behalf of THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (SBST)

Signature:	/s/ Kristal Dehnad
Name:	Kristal Dehnad
Position:	Associate Director, Charitable Trust Program Stanford Management Company

[Series C Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of LAUREN L. YOUNGER

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:
Position:

[Series C Shareholders’ Signature Page to Shareholders’ Agreement]

Series D Preferred Shareholders

For and on behalf of:

MAVERICK FUND PRIVATE INVESTMENTS, LTD.

By:	Maverick Capital, Ltd., under Power of Attorney effective as of December 30, 2008

	By:	/s/ John T. McCafferty
John T. McCafferty
Limited Partner & General Counsel

MAVERICK USA II, CORP.

By:	Maverick Capital, Ltd., its Attorney-in-Fact

	By:	/s/ John T. McCafferty
John T. McCafferty
Limited Partner & General Counsel

MAVERICK II HOLDINGS, LTD.

By:	Maverick Capital, Ltd., its Attorney-in-Fact

	By:	/s/ John T. McCafferty
John T. McCafferty
Limited Partner & General Counsel

[Series D Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of BROOKSIDE CAPITAL PARTNERS FUND, L.P.

Signature:	/s/ Matt McPherron
Name:	Matt McPherron
Position:	MANAGING DIRECTOR

[Series D Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of CHENGWEI PARTNERS, L.P.

By:	Chengwei Ventures Evergreen Management, LLC
Its:	Managing Member

Signature:	/s/ Aline Moulia
Name:	Aline Moulia
Its:	Authorized Signer

For and on behalf of CHENGWEI VENTURES EVERGREEN FUND, L.P.

By:	Chengwei Ventures Evergreen Management, LLC
Its:	Managing Member

Signature:	/s/ Aline Moulia
Name:	Aline Moulia
Its:	Authorized Signer

For and on behalf of CHENGWEI VENTURES EVERGREEN ADVISORS FUND, LLC

By:	Chengwei Ventures Evergreen Management, LLC
Its:	Managing Member

Signature:	/s/ Aline Moulia
Name:	Aline Moulia
Its:	Authorized Signer

[Series D Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of FARALLON CAPITAL PARTNERS, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL INSTITUTIONAL PARTNERS III, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL OFFSHORE INVESTORS II, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

[Series D Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of SUTTER HILL VENTURES

Signature:	/s/ G. LEONARD BAKER, Jr.
Name:	G. LEONARD BAKER, Jr.
Position:	Managing Director of its General Partner

For and on behalf of DAVID L. ANDERSON

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	DAVID L. ANDERSON
Position:

For and on behalf of G. LEONARD BAKER, JR.

Signature:	/s/ G. LEONARD BAKER, Jr.
Name:	G. LEONARD BAKER, Jr.
Position:

For and on behalf of SAUNDERS HOLDINGS, L.P.

Signature:	/s/ G. LEONARD BAKER, Jr.
Name:	G. LEONARD BAKER, Jr.
Position:	General Partner

For and on behalf of YOVEST, L.P.

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	William H. Younger, Jr.
Position:	Trustee of The Younger Living Trust U/A/D 1/20/95 its General Partner

For and on behalf of GREGORY P. SANDS

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	Gregory P. Sands
Position:

For and on behalf of TENCH COXE

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	TENCH COXE
Position:

For and on behalf of JAMES C. GAITHER

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	James C. Gaither
Position:

For and on behalf of JAMES N. WHITE

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	JAMES N. WHITE
Position:

[Series D Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of JEFFREY W. BIRD

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	Jeffrey W. Bird
Position:

For and on behalf of ANDREW T. SHEEHAN

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	Andrew T. Sheehan
Position:

For and on behalf of DAVID E. SWEET

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	DAVID E. SWEET
Position:

For and on behalf of SHERRYL W. CASELLA

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	Sherryl W. Casella
Position:

For and on behalf of LYNNE B. GRAW

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	LYNNE B. GRAW
Position:

For and on behalf of DIANE J. NAAR

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:
Position:

For and on behalf of YU-YING CHIU CHEN

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	Ying Chen
Position:

For and on behalf of PATRICIA TOM

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	PATRICIA TOM
Position:

[Series D Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of ROBERT YIN

Signature:	/s/ Robert Yin
Name:	Robert Yin
Position:

[Series D Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (DAPER1)

Signature:	/s/ Kristal Dehnad
Name:	Kristal Dehnad
Position:	Associate Director, Charitable Trust Program Stanford Management Company

For and on behalf of THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (SBST)

Signature:	/s/ Kristal Dehnad
Name:	Kristal Dehnad
Position:	Associate Director, Charitable Trust Program Stanford Management Company

[Series D Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of VENTURE LENDING & LEASING IV, LLC

By:	Westech Investment Advisors, Inc., a California corporation
Its:	Managing Member

Signature:	/s/ Maurice Werdegar
Name:	Maurice Werdegar
Position:	Vice President

For and on behalf of VENTURE LENDING & LEASING V, LLC

By:	Westech Investment Advisors, Inc., a California corporation
Its:	Managing Member

Signature:	/s/ Maurice Werdegar
Name:	Maurice Werdegar
Position:	Vice President

GREGORY P. ARRESE

Signature:	/s/ Gregory P. Arrese

STEVEN D. ABBOTT

Signature:	/s/ Steven D. Abbott

GARRY MENZEL

Signature:	/s/ Garry Menzel

[Series D Shareholders’ Signature Page to Shareholders’ Agreement]

Series E Preferred Shareholders

For and on behalf of:

MAVERICK FUND PRIVATE INVESTMENTS, LTD.

By:	Maverick Capital, Ltd., under Power of Attorney effective as of December 30, 2008

	By:	/s/ John T. McCafferty
John T. McCafferty
Limited Partner & General Counsel

MAVERICK USA II, CORP.

By:	Maverick Capital, Ltd., its Attorney-in-Fact

	By:	/s/ John T. McCafferty
John T. McCafferty
Limited Partner & General Counsel

[Series E Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of BROOKSIDE CAPITAL PARTNERS FUND, L.P.

Signature:	/s/ Matt McPherron
Name:	Matt McPherron
Position:	MANAGING DIRECTOR

[Series E Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of CHENGWEI PARTNERS, L.P.

By:	Chengwei Ventures Evergreen Management, LLC
Its:	Managing Member

Signature:	/s/ Aline Moulia
Name:	Aline Moulia
Its:	Authorized Signer

For and on behalf of CHENGWEI VENTURES EVERGREEN FUND, L.P.

By:	Chengwei Ventures Evergreen Management, LLC
Its:	Managing Member

Signature:	/s/ Aline Moulia
Name:	Aline Moulia
Its:	Authorized Signer

For and on behalf of CHENGWEI VENTURES EVERGREEN ADVISORS FUND, LLC

By:	Chengwei Ventures Evergreen Management, LLC
Its:	Managing Member

Signature:	/s/ Aline Moulia
Name:	Aline Moulia
Its:	Authorized Signer

[Series E Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of SUTTER HILL VENTURES

Signature:	/s/ G. LEONARD BAKER, Jr.
Name:	G. LEONARD BAKER, Jr.
Position:	Managing Director of its General Partner

For and on behalf of ANVEST, L.P.

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	DAVID L. ANDERSON
Position:	General Partner

For and on behalf of SAUNDERS HOLDINGS, L.P.

Signature:	/s/ G. LEONARD BAKER, Jr.
Name:	G. LEONARD BAKER, Jr.
Position:	General Partner

For and on behalf of ROOSTER PARTNERS, LP

Signature:	/s/ Robert Yin (Attorney-in-fact)
Name:	Tench Coxe, Trustee of The Coxe Revocable Trust U/A/D 4/23/98
Position:	General Partner

GREGORY P. SANDS

Signature:	/s/ Robert Yin (Attorney-in-fact)

JAMES N. WHITE

Signature:	/s/ Robert Yin (Attorney-in-fact)

JEFFREY W. BIRD

Signature:	/s/ Robert Yin (Attorney-in-fact)

For and on behalf of WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN

FBO SHERRYL W. CASELLA

Signature:	/s/ Vicki M. Bandel
ASSISTANT VICE PRESIDENT
TRUST OFFICER

For and on behalf of WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN

FBO DAVID L. ANDERSON

Signature:	/s/ Vicki M. Bandel
ASSISTANT VICE PRESIDENT
TRUST OFFICER

[Series E Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO G. LEONARD BAKER, JR.

Signature:	/s/ Vicki M. Bandel
ASSISTANT VICE PRESIDENT
TRUST OFFICER

For and on behalf of WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO WILLIAM H. YOUNGER, JR.

Signature:	/s/ Vicki M. Bandel
ASSISTANT VICE PRESIDENT
TRUST OFFICER

For and on behalf of WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO TENCH COXE

Signature:	/s/ Vicki M. Bandel
ASSISTANT VICE PRESIDENT
TRUST OFFICER

For and on behalf of WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO ANDREW T. SHEEHAN

Signature:	/s/ Vicki M. Bandel
ASSISTANT VICE PRESIDENT
TRUST OFFICER

For and on behalf of WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID E. SWEET (ROLLOVER)

Signature:	/s/ Vicki M. Bandel
ASSISTANT VICE PRESIDENT
TRUST OFFICER

For and on behalf of WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LYNNE B. GRAW

Signature:	/s/ Vicki M. Bandel
ASSISTANT VICE PRESIDENT
TRUST OFFICER

For and on behalf of WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DIANE J. NAAR

Signature:	/s/ Vicki M. Bandel
ASSISTANT VICE PRESIDENT
TRUST OFFICER

[Series E Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN

FBO YU-YING CHEN

Signature:	/s/ Vicki M. Bandel
ASSISTANT VICE PRESIDENT
TRUST OFFICER

For and on behalf of WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO PATRICIA TOM (ROLLOVER)

Signature:	/s/ Vicki M. Bandel
ASSISTANT VICE PRESIDENT
TRUST OFFICER

For and on behalf of WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO ROBERT YIN

Signature:	/s/ Vicki M. Bandel
ASSISTANT VICE PRESIDENT
TRUST OFFICER

[Series E Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (DAPER1)

Signature:	/s/ Kristal Dehnad
Name:	Kristal Dehnad
Position:	Associate Director, Charitable Trust Program Stanford Management Company

For and on behalf of THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (SBST)

Signature:	/s/ Kristal Dehnad
Name:	Kristal Dehnad
Position:	Associate Director, Charitable Trust Program Stanford Management Company

[Series E Shareholders’ Signature Page to Shareholders’ Agreement]

Series F Preferred Shareholders

For and on behalf of:
SERIES F PREFERRED SHAREHOLDER

For and on behalf of FARALLON CAPITAL PARTNERS, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL INSTITUTIONAL PARTNERS III, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

For and on behalf of FARALLON CAPITAL OFFSHORE INVESTORS II, L.P.

Signature:	/s/ Monica R. Landry
Name:	Monica R. Landry
Position:	Managing Member

[Series F Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of CHENGWEI PARTNERS, L.P.

By:	Chengwei Ventures Evergreen Management, LLC
Its:	Managing Member

Signature:	/s/ Aline Moulia
Name:	Aline Moulia
Its:	Authorized Signer

For and on behalf of CHENGWEI VENTURES EVERGREEN FUND, L.P.

By:	Chengwei Ventures Evergreen Management, LLC
Its:	Managing Member

Signature:	/s/ Aline Moulia
Name:	Aline Moulia
Its:	Authorized Signer

For and on behalf of CHENGWEI VENTURES EVERGREEN ADVISORS FUND, LLC

By:	Chengwei Ventures Evergreen Management, LLC
Its:	Managing Member

Signature:	/s/ Aline Moulia
Name:	Aline Moulia
Its:	Authorized Signer

[Series F Shareholders’ Signature Page to Shareholders’ Agreement]

For and on behalf of BROOKSIDE CAPITAL PARTNERS Fund, L.P.
Signature:	/s/ Matt McPherron
Name:	Matt McPherron
Position:	MANAGING DIRECTOR

[Series F Shareholders’ Signature Page to Shareholders’ Agreement]

MAVERICK USA II, CORP.
By:	Maverick Capital, Ltd., its Attorney-in-Fact
	By:	/s/ John T. McCafferty
John T. McCafferty
Limited Partner & General Counsel

[Series F Shareholders’ Signature Page to Shareholders’ Agreement]

SERIES F INVESTOR
T. ROWE PRICE ASSOCIATES, INC.
On behalf of its advisory Funds and Accounts on Attachment A

T. ROWE PRICE ASSOCIATES, INC.
For and on Behalf of:
T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Horizons Trust
T. Rowe Price U.S. Equities Trust

By:	/s/ Kris H. Jenner
Name:	Kris H. Jenner
Title:	Vice President

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
Attention: Andrew Baek
Vice President and Senior Legal Counsel
Phone: 410-345-2090
Email: Andrew_baek@troweprice.com

[Series F Shareholders’ Signature Page to Shareholders’ Agreement]

SERIES F INVESTOR

T. ROWE PRICE ASSOCIATES, INC.
On behalf of its advisory Funds and Accounts on
Attachment A

T. ROWE PRICE ASSOCIATES, INC.
For and on Behalf of:
T. Rowe Price Global Technology Fund, Inc.
TD Mutual Funds – TD Science & Technology Fund

By:	/s/ David J. Eiswert
Name:	David J. Eiswert
Title:	Vice President

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
Attention:	Andrew Baek
Vice President and Senior Legal Counsel
Phone:	410-345-2090
Email:	Andrew_baek@troweprice.com

[Series F Shareholders’ Signature Page to Shareholders’ Agreement]

SERIES F INVESTOR

T. ROWE PRICE ASSOCIATES, INC.
On behalf of its advisory Funds and Accounts on
Attachment A

T. ROWE PRICE ASSOCIATES, INC.
For and on Behalf of:
T. Rowe Price Science & Technology Fund, Inc.
Valic Company I – Science & Technology Fund
John Hancock Trust – Science & Technology Trust

By:	/s/ David J. Eiswert
Name:	David J. Eiswert
Title:	Vice President

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
Attention:	Andrew Baek
Vice President and Senior Legal Counsel
Phone:	410-345-2090
Email:	Andrew_baek@troweprice.com

[Series F Shareholders’ Signature Page to Shareholders’ Agreement]

MORGAN STANLEY INVESTMENT MANAGEMENT SMALL COMPANY GROWTH TRUST
By:	State Street Bank and Trust Company
Trustee

By:	/s/ James E. Hachey
Name:	James E. Hachey
Title:	Vice President
Address:	c/o Morgan Stanley Investment Management
522 Fifth Avenue
New York, New York 10036

MORGAN STANLEY INSTITUTIONAL FUND, INC. – SMALL COMPANY GROWTH PORTFOLIO
By:	Morgan Stanley Investment Management Inc.
Investment Manager

By:	/s/ Jason Yeung
Name:	Jason Yeung
Title:	Executive Director
Address:	522 Fifth Avenue
New York, New York 10036

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. – SMALL COMPANY GROWTH PORTFOLIO
By:	Morgan Stanley Investment Management Inc.
Investment Manager

By:	/s/ Jason Yeung
Name:	Jason Yeung
Title:	Executive Director
Address:	522 Fifth Avenue
New York, New York 10036

NATIONWIDE VARIABLE INSURANCE TRUST – NVIT MULTI-MANAGER SMALL COMPANY FUND
By:	Morgan Stanley Investment Management Inc.
Sub-Adviser

By:	/s/ Jason Yeung
Name:	Jason Yeung
Title:	Executive Director
Address:	522 Fifth Avenue
New York, New York 10036

[Series F Shareholders’ Signature Page to Shareholders’ Agreement]

TRANSAMERICA FUNDS – TRANSAMERICA MORGAN STANLEY SMALL COMPANY GROWTH
By:	Morgan Stanley Investment Management Inc.
Sub-Adviser

By:	/s/ Jason Yeung
Name:	Jason Yeung
Title:	Executive Director
Address:	522 Fifth Avenue
New York, New York 10036

BELL ATLANTIC MASTER TRUST
By:	Morgan Stanley Investment Management Inc.
Investment Manager

By:	/s/ Jason Yeung
Name:	Jason Yeung
Title:	Executive Director
Address:	522 Fifth Avenue
New York, New York 10036

MORGAN STANLEY INSTITUTIONAL FUND, INC. – INTERNATIONAL OPPORTUNITY PORTFOLIO
By:	Morgan Stanley Investment Management Inc.
Investment Manager

By:	/s/ Jason Yeung
Name:	Jason Yeung
Title:	Executive Director
Address:	522 Fifth Avenue
New York, NY 10036

[Series F Shareholders’ Signature Page to Shareholders’ Agreement]

MORGAN STANLEY INSTITUTIONAL FUND, INC. – GLOBAL GROWTH PORTFOLIO
By:	Morgan Stanley Investment Management Inc.
Investment Manager

By:	/s/ Jason Yeung
Name:	Jason Yeung
Title:	Executive Director
Address:	522 Fifth Avenue
New York, NY 110036

[Series F Shareholders’ Signature Page to Shareholders’ Agreement]